Exhibit 10.40

EXECUTION VERSION

AMENDMENT NO. 4 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AND

AMENDMENT TO OTHER LOAN DOCUMENTS

THIS AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND AMENDMENT TO OTHER LOAN DOCUMENTS (this “Amendment”) dated as of February 22, 2016, is among COMFORT SYSTEMS USA, INC., a Delaware corporation (the “Borrower”), the other entities identified as Guarantors on the signature pages hereto (the “Guarantors”), the several banks and other financial institutions signatories hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent for the Lenders (the “Agent”).

RECITALS

A.            The Borrower, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of July 16, 2010 (as amended, modified and supplemented prior to the date hereof, the “Credit Agreement”).

B.            The Borrower, the Guarantors, and the Agent are parties to a Second Amended and Restated Security Agreement dated as of July 16, 2010 (as amended, modified and supplemented prior to the date hereof, the “Security Agreement”).

C.            The Borrower, the Guarantors and the Agent are parties to a Second Amended and Restated Pledge Agreement dated as of July 16, 2010 (as amended, modified and supplemented prior to the date hereof, the “Pledge Agreement”).

D.            The Borrower, the Guarantors and the Agent are parties to a Second Amended and Restated Subsidiary Guaranty dated as of July 16, 2010 (as amended, modified and supplemented prior to the date hereof, the “Guaranty”).

E.            The Borrower and the Guarantors have requested that the Lenders approve this Amendment to amend certain terms and provisions of the Credit Agreement, Security Agreement and Pledge Agreement, as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Agent and the Lenders agree as follows:

1.             Defined Terms.  Unless otherwise defined in this Amendment, capitalized terms used in this Amendment have the meanings assigned to those terms in the Credit Agreement.

2.             Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           The cover page of the Credit Agreement is hereby amended to show BOKF, NA dba Bank of Texas as Syndication Agent and Capital One, N.A. and Branch Banking and Trust Company as Co-Documentation Agents.

(b)           The dollar amount set forth on the cover page of the Credit Agreement is hereby amended to be shown as $325,000,000.

(c)           Section 1.1 of the Credit Agreement is hereby amended by deleting the second sentence of the definition of “Aggregate Commitment” in its entirety and substituting therefor the following:

“As of the Amendment No. 4 Effective Date, the Aggregate Commitment is equal to $325,000,000.”

(d)           Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

“Amendment No. 4 Effective Date” means February 22, 2016.

“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to Borrower or its Subsidiaries from time to time concerning or relating to bribery or anti-corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(e)           Section 1.1 of the Credit Agreement is hereby amended by deleting clause (b) of the definition of “Change of Control” and substituting in its place the following:

“(b) a majority of the directors of Borrower shall consist of Persons not approved by Borrower’s Board of Directors (not including as Board approved directors any directors which the Board is obligated to approve pursuant to shareholders agreements, voting trust arrangements or similar arrangements).”

(f)            Section 1.1 of the Credit Agreement is hereby amended by adding the following new phrase at the end of the definitions of “Consolidated Capital Expenditures” and “Consolidated Interest Expense”:

“With respect to Non-Wholly Owned Subsidiaries, only that amount attributable to Borrower’s direct and indirect proportionate share shall be included for purposes of this calculation.”

(g)           Section 1.1 of the Credit Agreement is hereby amended by adding the following clause to the end of the definition of “Defaulting Lender”:

“or (iii) become the subject of a Bail-In Action.”

(h)           Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Environmental Air Facilities” means the physical facilities owned or leased by Environmental Air Systems, LLC or any of its Subsidiaries, and any related assets that are ordinarily subject to a lien pursuant to a mortgage securing a real estate financing.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

(i)            Section 1.1 of the Credit Agreement is hereby amended by adding the following new phrase at the end of the definition of “Eurodollar Rate”:

“; provided that if the applicable rate described in clause (a), (b) or (c) above is less than zero, such rate shall be deemed to be zero for purposes of this Agreement”.

(j)            Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Excluded Assets” in its entirety and substituting the following definition therefor:

“Excluded Assets” means, collectively, (a) equity interests in any Unrestricted Subsidiary (including the Southeast Acquisition Entity), so long as a pledge or transfer of such equity interests would be prohibited or restricted under, or would require consent of a third party that is not an Affiliate pursuant to, the governing documents of such Unrestricted Subsidiary or any other agreement binding on the Restricted Persons or their assets; provided that (except with respect to the equity interests in the Southeast Acquisition Entity) in the event such pledge or transfer is not prohibited but is so restricted or would require such consent of a third party that is not an Affiliate, Borrower shall have used commercially reasonable efforts to satisfy such restriction or obtain such consent, (b) assets, a security interest in which would be prohibited by contract or applicable Law unless such prohibition is not effective under applicable Law, (c) assets as to which the Agent has determined in its sole discretion that the costs of obtaining a lien or security interest therein are excessive in relation to the value of the security to be afforded thereby and (d) equity interests in excess of 65% of the voting stock of any Foreign Subsidiary.

(k)           Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“FATCA” means Sections 1471 through 1474 of the Code, as of the Amendment No. 4 Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations thereunder or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements between the United States and another country entered into in connection therewith, and any fiscal or regulatory legislation, rules, guidance notes or practices adopted pursuant to such intergovernmental agreement.

(l)            Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Foreign Subsidiary” in its entirety and substituting the following therefor:

“Foreign Subsidiary” means (a) any Subsidiary that is a “controlled foreign corporation” under Section 957 of the Internal Revenue Code of 1986, (b) any Subsidiary that is held directly or indirectly by such a “controlled foreign corporation” or (c) any Subsidiary all or substantially all of the assets of which are equity interests in one or more such “controlled foreign corporations”.

(m)          Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “GAAP” in its entirety and substituting the following therefor:

“GAAP” means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor) and which, in the case of Restricted Persons and their Consolidated Subsidiaries, are applied for all periods on a consistent basis, as in effect from time to time and in a manner consistent with that used in preparing the audited financial statements required by Section 6.2(a), except as otherwise specifically provided herein.  If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either Borrower or Required Lenders shall so request, Agent, Lenders and Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) Borrower shall provide to Agent and Lenders financial statements and other documents required under this Agreement or otherwise reasonably requested hereunder setting forth a reconciliation between such calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

(n)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Guarantors” in its entirety and substituting the following definition therefor:

“Guarantors” means, collectively, (a) each Subsidiary of the Borrower existing on the Amendment No. 4 Effective Date, other than an Immaterial Subsidiary, an Unrestricted Subsidiary or a Foreign Subsidiary, and (b) any Subsidiary of the Borrower that executes and delivers a Guaranty to the Agent after the Amendment No. 4 Effective Date, pursuant to Section 6.15.

(o)           Section 1.1 of the Credit Agreement is hereby amended by deleting clause (ii) of the proviso at the end of the definition of “Indebtedness” in its entirety and substituting therefor the following clause (ii):

“(ii) obligations under Operating Leases.”

(p)           Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Lender Party” in its entirety and substituting the following definition therefor:

“Lender Party” means Agent, LC Issuer, Swingline Lender and all Lenders.”

(q)           Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Lender Bank Services Obligations” means obligations to a Lender or an Affiliate of a Lender arising out of any of the following bank services provided by such Lender or Affiliate to a Restricted Person: commercial credit cards, commercial checking accounts, stored value cards, and treasury management services (including, without limitation, controlled disbursements, automated clearinghouse transactions, return items, overdraft and interstate depository network services).

(r)            Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Loan Documents”, “Maturity Date” and “Obligations” in their entirety and substituting the following definitions therefor:

“Loan Documents” means this Agreement, the Notes, the Security Documents, the Letters of Credit, the LC Applications and the Intercreditor Agreements to which Borrower and any Lender are a party, and all other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets, commitment letters, any Hedging Contracts, and any agreements or arrangements pursuant to which Lender Bank Services Obligations are provided).

“Maturity Date” means the fifth anniversary of the Amendment No. 4 Effective Date.

“Obligations” means all indebtedness, liabilities and obligations, whether matured or unmatured, liquidated or unliquidated, primary or secondary, direct or indirect, absolute, fixed or contingent, from time to time owing by any Restricted Person to any Lender Party under or pursuant to any of the Loan Documents, including all LC Obligations.  “Obligation” means any part of the Obligations.

(s)            Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

(t)            Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Operating Lease” means (i) an operating lease under GAAP, (ii) any lease that was treated as an operating lease under GAAP at the time it was entered into that later becomes a capital lease as a result of a change in GAAP during the life of such lease, including any renewals, and (iii) any lease entered into after the date of this Agreement that would have been considered an operating lease under the provisions of GAAP in effect as of the Closing Date.

(u)           Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (n) of the definition of “Permitted Liens”, (ii) deleting clause (o)

of such definition in its entirety, and (iii) substituting therefor the following clauses (o), (p) and (q):

“(o)         Liens securing Indebtedness permitted by Section 7.1(k), provided that such Liens attach only to the Environmental Air Facilities and proceeds thereof;

(p)           Liens securing Indebtedness permitted by Section 7.1(l); and

(q)           Liens in respect of Operating Leases.”

(v)           Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions of “Sanctioned Country”, “Sanctioned Person”, “Sanctions” and “Secured Party” in alphabetical order and replacing the definition of “Secured Obligations” with the following definition of “Secured Obligations”:

“Sanctioned Country” means at any time, a country or territory which is itself the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or Her Majesty’s Treasury, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned in the aggregate, directly or indirectly, 50% or more by any such Person or Persons described in clauses (a) and (b) or (d) any Person controlled by any such Person or Persons described in clauses (a) and (b).

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC), the United Nations Security Council, the European Union or Her Majesty’s Treasury.

“Secured Obligations” means all Obligations, Lender Hedging Obligations, and Lender Bank Services Obligations; provided,

however, that the “Secured Obligations” shall exclude any Excluded Swap Obligations.

“Secured Party” means each Lender Party and each Affiliate of a Lender that holds Lender Hedging Obligations or Lender Bank Services Obligations.

(w)          Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “Obligations” in the definition of “Security Documents” and replacing it with a reference to “Secured Obligations”.

(x)           Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in alphabetical order:

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(y)           Section 2.4 of the Credit Agreement is hereby amended by adding the following sentence at the end of said Section:

“No Loan or Letter of Credit will be requested and no proceeds of any Loan or Letter of Credit will be used (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) to fund any activities or business (A) of or with any Person, that, at the time of such funding, is the subject of Sanctions or (B) in any country or territory that, at the time of such funding, is, or whose government is, the subject of Sanctions, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto.”

(z)           Section 2.17(b) of the Credit Agreement is hereby amended as follows:

(i)                                     by deleting the phrase “December 31, 2009” in clause (vi) thereof, and substituting therefor following:

“the date of the audited financial statements most recently delivered pursuant to Section 6.2(a)”;

(ii)                                  by deleting clause (viii) thereof in its entirety and substituting therefor the following:

“(viii)      the aggregate amount of the Lenders’ Revolving Loan Commitments shall not exceed $425,000,000 without the approval of all Lenders; and”.

(aa)         Section 2.18(c) of the Credit Agreement is hereby amended by adding the following phrase at the end of clause (i) thereof:

“; provided that, subject to Section 10.12, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation;”

(bb)         Section 3.3(a) of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and substituting therefor the following:

“(i)          shall change the basis of taxation of payments to any Lender Party of any principal, interest, or other amounts attributable to any Eurodollar Loan or Letter of Credit or otherwise due under this Agreement in respect of any Eurodollar Loan or Letter of Credit (other than Reimbursable Taxes governed by Section 3.6 and Taxes imposed on or measured by its overall net income, and franchise Taxes (in lieu of net income taxes) and branch profits Taxes imposed on it, by the jurisdiction (or any political subdivision thereof) under the Laws of which it is organized or otherwise resides for tax purposes or maintains any Applicable Lending Office); or”.

(cc)         Section 3.6 of the Credit Agreement is hereby amended by deleting subsections (a), (b) and (d) thereof in their entirety and substituting therefor the following:

“(a)         Borrower will indemnify each Lender Party against and reimburse each Lender Party for all present and future Taxes imposed, assessed, levied or collected on or in respect of this Agreement or any Eurodollar Loans or Letters of Credit (whether or not legally or correctly imposed, assessed, levied or collected), excluding, however, (i) Taxes imposed on or measured by its overall net income, franchise taxes (in lieu of net income taxes) and branch profits Taxes, imposed on it by the jurisdiction (or any political subdivision thereof) under the Laws of which it is organized or otherwise resides for tax purposes or maintains any Applicable Lending Office, (ii) with respect to each Lender Party, Taxes imposed by reason of any present or former connection between such Lender Party and the jurisdiction imposing such Taxes, other than solely as a result of this Agreement or any Note or any transaction contemplated hereby, (iii) any United States withholding Tax imposed on any payment by Borrower pursuant to this Agreement or under any Eurodollar Loans or Letters of Credit, but not excluding any portion of such Tax that exceeds the United States withholding tax which would have been imposed on such a payment to such Lender Party under the laws and treaties in effect when such Lender Party first becomes a party to this Agreement, (iv) Taxes attributable to such recipient’s failure to comply with requirements to deliver the Prescribed Forms as set forth Section 3.6(d), (v) any United States federal withholding Taxes imposed under FATCA, and (vi) any interests, penalties, additions to Tax or other charges imposed in connection with any of the items set forth in clause (i) through (v) (all such non-excluded Taxes being collectively called “Reimbursable Taxes”).  Such indemnification shall be on an after-tax basis and, except as otherwise provided in Section 3.6(b), paid within 3 Business Days after a Lender Party makes demand therefor.

(b)           All payments on account of the principal of, and interest on, each Lender Party’s Loans and Note, and all other amounts payable by Borrower to any Lender Party hereunder, shall be made in full without set-off or counterclaim and shall be made free and clear of and without deductions or withholdings of any nature by reason of any Reimbursable Taxes (except to the extent required by applicable Law), all of which will be for the account of Borrower.  In the event of Borrower or the Agent being compelled by Law to make any such deduction or withholding from any payment to any Lender Party, Borrower shall pay on the due date of such payment, by way of additional interest, such additional amounts as are needed to cause the amount receivable by such Lender Party after such deduction or withholding to equal the amount which would have been receivable in the absence of such deduction or withholding.  If Borrower should make any deduction or withholding as aforesaid, Borrower shall within 60 days thereafter forward to the Agent an official receipt or other official document evidencing payment of such deduction or withholding.

(d)           Notwithstanding the foregoing provisions of this section, Borrower and Agent shall be entitled, to the extent such party is required to do so by Law, to deduct or withhold (and not to make any indemnification or reimbursement for) income or other similar Taxes imposed by the United States of America from interest, fees or other amounts payable hereunder for the account of any Lender Party, other than a Lender Party (i) who is a U.S. person for Federal income tax purposes that delivered to Agent executed originals of IRS Form W-9 certifying that such Lender Party is exempt from United States federal backup withholding tax or (ii) who has the Prescribed Forms on file with Agent (with copies provided to Borrower) for the applicable year to the extent deduction or withholding of such Taxes is not required as a result of the filing of such Prescribed Forms, provided that if Borrower or Agent shall so deduct or withhold any such Taxes, Borrower or Agent, as applicable, shall provide a statement to Agent (if applicable) and such Lender Party, setting forth the amount of such Taxes so deducted or withheld, the applicable rate and any other information or documentation which such Lender Party may reasonably request for assisting such Lender Party to obtain any allowable credits or deductions for the Taxes so deducted or withheld in the jurisdiction or jurisdictions in which such Lender Party is subject to tax.  As used in this section, “Prescribed Forms” means such duly executed forms or statements, and in such number of copies, which may, from time to time, be prescribed by Law or otherwise reasonably requested by Agent (in form reasonably acceptable to Agent) and which, pursuant to applicable provisions of (x) an income tax treaty between the United States and the country of residence of the Lender Party providing the forms or statements, (y) the Internal Revenue Code, or (z) any applicable rules or regulations thereunder, permit Borrower to make payments hereunder for the account of such Lender Party free of such deduction or withholding of income or similar Taxes.  If a payment made to a Lender Party under this Agreement or any Eurodollar Loans or Letters of Credit would be subject to United States federal withholding Tax imposed by FATCA if such person were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender Party shall deliver to Borrower and Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Agent as may be necessary for Borrower and Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender Party’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  For the avoidance of doubt, for all purposes from and after the Amendment No. 4 Effective Date, the parties shall treat any payment under this Agreement or any Eurodollar Loans or Letters of Credit as not being eligible to the grandfathering rules under FATCA.  Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the Amendment No. 4 Effective Date.”

(dd)                          Section 4.2 of the Credit Agreement is hereby amended by deleting clause (d) thereof in its entirety and substituting therefor the following:

“(d)                           No Material Adverse Change shall have occurred since December 31, 2014.”

(ee)                            Section 5.6 of the Credit Agreement is hereby amended to replace the reference therein to “December 31, 2009” with a reference to “December 31, 2014”.

(ff)                              Section 5.13 of the Credit Agreement is hereby amended to replace each reference therein to “Amendment No. 3 Effective Date” with a reference to “Amendment No. 4 Effective Date”.

(gg)                            Article V of the Credit Agreement is hereby amended by adding the following new Section 5.22 at the end of said Article:

“Section 5.22                       Anti-Corruption Laws and Sanctions.  None of (a) Borrower, any Subsidiary or, to the knowledge of Borrower, any of their respective directors, officers, employees or affiliates, (b) to the knowledge of Borrower, any agent or representative of Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, (i) is a Sanctioned Person or currently the subject or target of any Sanctions or (ii) has taken any action, directly or indirectly, that would result in a material violation by Borrower or any Guarantor of any Anti-Corruption Laws.”

(hh)                          Section 6.2(b) of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and substituting therefor the following:

“In addition Borrower will, together with each such set of financial statements and each set of financial statements furnished under subsection (a) of this section, furnish a certificate in the form of Exhibit 6.2(b) signed by the chief financial officer of Borrower stating that such financial statements are fair and complete in all material respects and fairly present the Consolidated financial position of Borrower for the periods covered thereby (subject to normal year-end adjustments), stating that he has reviewed the Loan Documents, containing calculations showing compliance (or non-compliance) at the end of such Fiscal Quarter with the requirements of Section 7.11, showing Borrower’s compliance (or non-compliance) as of the end of such Fiscal Quarter with the negative covenants set forth in Sections 7.1 through 7.10 and Section 7.12 and stating that no Default exists at the end of such Fiscal Quarter or at the time of such certificate or specifying the nature and period of existence of any such Default.”

(ii)                                  Section 6.11 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

“Each Restricted Person will conduct its business and affairs in compliance with all Laws applicable thereto, except as could not reasonably be expected to cause a Material Adverse Change.”

(jj)                                Section 6.15 of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

“Each Subsidiary created, acquired or coming into existence after the date hereof, other than an Immaterial Subsidiary, an Unrestricted Subsidiary or a Foreign Subsidiary, shall, promptly upon request by Agent, execute and deliver to Agent an absolute and unconditional guaranty of the timely repayment of the Secured Obligations and the due and punctual performance of the Secured Obligations, which guaranty shall be in substantially the same form as the Guaranty entered into as of the Closing Date or otherwise reasonably satisfactory to Agent in form and substance.”

(kk)                          Section 6.16 of the Credit Agreement is hereby amended by replacing the reference therein to “Obligations” with a reference to “Secured Obligations”.

(ll)                                  Section 7.1 of the Credit Agreement is hereby amended by (i) replacing the reference to “Obligations” in clause (a) thereof with a reference to “Secured Obligations” and (ii) replacing the reference to “$40,000,000” in clause (h) thereof with a reference to “$50,000,000”.

(mm)                  Section 7.1 of the Credit Agreement is hereby further amended by deleting the word “and” at the end of clause (j) thereof, deleting clause (k) thereof in its entirety and substituting therefor the following clauses (k) and (l):

“(k)                           Indebtedness related to the Environmental Air Facilities not to exceed $35,000,000 in the aggregate at any time outstanding; and

(l)                                     any other Indebtedness not to exceed $15,000,000 in the aggregate at any time outstanding.”

(nn)                          Section 7.3 of the Credit Agreement is hereby amended by inserting the phrase “or an Affiliate of Agent or any Lender” immediately after the word “Lender”.

(oo)                          Section 7.6 of the Credit Agreement is hereby amended by deleting subsection (a) thereof in its entirety and substituting therefor the following:

“(a)                           No Restricted Person will declare or make any Distribution except, in each case, so long as no Default or Event of Default exists at the time thereof or would result therefrom:

(i)                                     Distributions made at any time when the Net Leverage Ratio is less than or equal to 1.00 to 1.00;

(ii)                                  regularly scheduled dividends in an amount per share paid in any Fiscal Quarter not to exceed 125% of the amount per share paid during the immediately preceding Fiscal Quarter; provided that all such increases paid in any Fiscal Year shall not exceed $1,500,000; and

(iii)                               (A) repurchases of the Borrower’s common stock made on or prior to September 30, 2015, in an aggregate amount not to exceed $25,000,000 and (B) repurchases of the Borrower’s common stock made after the Amendment No. 4 Effective Date but on or prior to December 31, 2017, in an aggregate amount not to exceed $25,000,000.”

(pp)                          Section 7.7(a) of the Credit Agreement is hereby amended by deleting clause (ii) thereof in its entirety and substituting therefor the following:

“(ii) investments in Unrestricted Subsidiaries not in excess of $15,000,000 during any Fiscal Year, and”.

(qq)                          Section 7.7(b) of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and substituting therefor the following:

“(i) $50,000,000 in the aggregate in any Fiscal Year plus”.

(rr)                                Section 7.7(c) of the Credit Agreement is hereby amended by deleting clause (iii) thereof in its entirety and substituting therefor the following:

“(iii)                         either (A) the Total Leverage Ratio is less than or equal to 2.00 to 1.00 after giving pro forma effect to the Acquisition or (B) the purchase price for such Acquisition is less than or equal to $30,000,000 and the aggregate purchase price for such Acquisition and all prior Acquisitions made during the Fiscal Year when such Acquisition is consummated is less than or equal to $65,000,000; or”.

(ss)                              Section 7.11 of the Credit Agreement is hereby amended by deleting paragraphs (a) and (c) in their entirety and substituting therefor the following:

“(a)                           Minimum Fixed Charge Coverage Ratio.  The Borrower will not permit the ratio, determined as of the end of each of its Fiscal Quarters, for the then most-recently ended four Fiscal Quarters, of (i) its Consolidated EBITDA, minus (A) Consolidated Capital Expenditures, (B) the provision for income taxes (excluding one-time tax charges arising solely from changes to GAAP), and (C) if the Net Leverage Ratio for the most recently ended four Fiscal Quarters is greater than 1.50 to 1.00, Distributions made to Persons that are not Restricted Persons during such four-Fiscal Quarter period (other than (x) any

Distribution permitted under Section 7.6(a)(iii) if at the time of and after giving effect to such Distribution the Net Leverage Ratio was less than or equal to 1.50 to 1.00 and (y) any Distribution made by a Restricted Person that is a Non-Wholly Owned Subsidiary to the holders of its equity interests that are not Restricted Persons on a pro rata basis), in each case, calculated for the Borrower on a Consolidated basis, to (ii) its Consolidated Interest Expense for such four-Fiscal Quarter period, plus scheduled principal payments of Indebtedness made during such four-Fiscal Quarter period, to be less than 2.00 to 1.00.

(c)                                  Total Leverage Ratio.  The Borrower will not permit its Total Leverage Ratio, determined as of the end of each of its Fiscal Quarters, for the then most-recently ended four Fiscal Quarters, to be greater than (i) 3.00 to 1.00 as of the end of each Fiscal Quarter ending after the Amendment No. 4 Effective Date through and including the Fiscal Quarter ending September 30, 2017, and (b) 2.75 to 1.00 as of the end of each Fiscal Quarter thereafter.”

(tt)                                Section 7.12 of the Credit Agreement is hereby amended by restating clause (c) thereof and substituting the following therefor:

“(c)                            pursuant to any other agreement that does not restrict in any manner (directly or indirectly) Liens created pursuant to the Loan Documents on property or assets of the Borrower or any other Restricted Person (whether now owned or hereafter acquired) securing the Secured Obligations and does not require the direct or indirect granting of any Lien securing any Indebtedness or other obligation by virtue of the granting of Liens on or pledge of property of the Borrower or any other Restricted Person to secure the Secured Obligations;”.

(uu)                          Section 8.3 of the Credit Agreement is hereby amending by (i) replacing each reference therein to “Obligation” or “Obligations” with a reference to “Secured Obligation” or “Secured Obligations”, as applicable, (ii) replacing the reference therein to “Lender Parties” with a reference to “Secured Parties”, and (iii) deleting clause (d) thereof in its entirety and substituting therefor the following clauses (d) and (e):

“(d)                           Fourth, to the payment of that portion of the Secured Obligations constituting Lender Bank Services Obligations, ratably among the Secured Parties to whom such Secured Obligations are owed; provided that Agent shall have no independent responsibility to determine the existence or amount of Lender Bank Services Obligations and may reserve from the application of amounts under this Section amounts distributable in respect of Lender Bank Services Obligations until it has received evidence satisfactory to it of the existence and amount of such Lender Bank

Services Obligations; provided, further, however, that Agent may rely on statements of the Secured Parties as to the existence and amounts of Lender Bank Services Obligations owing to them; and

(e)                                  The balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

(vv)                          Section 9.2 of the Credit Agreement is hereby amended by deleting the word “may” in clause (a) of the second sentence thereof and substituting therefor the word “shall”.

(ww)                      Section 10.1(a) of the Credit Agreement is hereby amended by replacing the reference to “Obligations” in the last sentence thereof with a reference to “Secured Obligations”.

(xx)                          Section 10.5(b) of the Credit Agreement is hereby amended by adding the following new paragraph at the end of said Section:

“Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts of (and stated interest on) each participant’s interest in the Loan Documents or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.”

(yy)                          Section 10.5(f) is hereby amended by deleting the first two sentences thereof and substituting therefor the following:

“Agent shall maintain a copy of each Assignment and Acceptance and a register for the recordation of the names and addresses of Lenders and the Percentage Shares of, and principal amount of (and stated interest on) the Loans owing to, each Lender from time to time (in this section called the “Register”).  The entries in the

Register shall be conclusive, in the absence of manifest error, and Borrower and each Lender Party shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes.”

(zz)                            Article X of the Credit Agreement is hereby amended by adding the following new Section 10.16 at the end of said Article:

“Section 10.16                            Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

(aaa)                   The Pricing Schedule to the Credit Agreement is hereby replaced in its entirety with the Pricing Schedule attached to this Amendment.

(bbb)                   Exhibit 6.2(b) to the Credit Agreement is hereby replaced in its entirety with Exhibit 6.2(b) attached to this Amendment.

(ccc)                      Schedule 3.1 to the Credit Agreement and Sections 5.13 and 5.14 of Schedule 5 to the Credit Agreement are hereby replaced in their entirety with Schedule 3.1 and Sections 5.13 and 5.14 of Schedule 5 attached to this Amendment.

3.                                      Amendments to Security Agreement.

(a)                                 Sections 1(a), 2, 3, 4, 5, 7, 8, 9, 10, 16 and 20 of, and Exhibit A to, the Security Agreement are hereby amended by replacing each reference therein to “Lender” or “Lenders” with a reference to “Secured Party” or “Secured Parties”, as applicable.

(b)                                 The last sentence of Section 8(a) to the Security Agreement is hereby amended by replacing the reference therein to “Obligations” with a reference to “Secured Obligations”.

(c)                                  Schedules I and III to the Security Agreement are hereby replaced in their entirety with Schedules I and III to the Second Amended and Restated Security Agreement attached to this Amendment.

4.                                      Amendments to Pledge Agreement.

(a)                                 Section 1 of the Pledge Agreement is hereby amended by deleting the definition of “Secured Obligations” in its entirety.

(b)                                 Section 2 of the Pledge Agreement is hereby amended by deleting clause (b) thereof and substituting therefor the following:

“(b)                           any additional shares of stock of a Subsidiary (other than an Immaterial Subsidiary or any shares of stock that constitute Excluded Assets) from time to time acquired by such Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such stock; and”.

(c)                                  Section 3 of the Pledge Agreement is hereby deleted in its entirety and the following is substituted therefor:

“3.                                Security for Secured Obligations.  This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration  or otherwise, and performance of all Secured Obligations (as defined in the Credit Agreement).”

(d)                                 Section 5 of the Pledge Agreement is hereby amended by deleting clause (i) thereof and substituting therefor the following:

“(i)                               The Pledged Shares constitute 100% of the issued and outstanding shares of stock owned by a Pledgor in each Pledged Entity, except with respect to any Pledged Entity that is a Foreign Subsidiary, in which case the Pledged Shares in respect of such Pledged Entity constitute at least 65% of the issued and outstanding shares of voting stock owned by a Pledgor in such Pledged Entity, and except as disclosed on Schedule I or otherwise in writing to the Agent; and”.

(e)                                  Section 6(d) of the Pledge Agreement is hereby amended by deleting the first sentence thereof and substituting therefor the following:

“Each Pledgor will, upon obtaining ownership of any additional stock or promissory notes or instruments of a Subsidiary (other than any stock that constitutes an Excluded Asset or stock of an Immaterial Subsidiary), which stock, notes or instruments are not already Pledged Collateral, promptly (and in any event with three (3) Business Days) deliver to Agent a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II hereto (a “Pledge Amendment”) in respect of any such additional stock, notices or instruments, pursuant to which such Pledgor shall pledge to Agent all of such additional stock, notes and instruments.”

(f)                                   Sections 2, 4, 5(g), 6(b) and 20 of the Pledge Agreement are hereby amended by replacing each reference therein to “Lender” or “Lenders” with a reference to “Secured Party” or “Secured Parties”, as applicable.

(g)                                  Section 20 of the Pledge Agreement is hereby amended by replacing the reference therein to “Obligations” with a reference to “Secured Obligations”.

(h)                                 Schedule I to the Pledge Agreement is hereby replaced in its entirety with Schedule I to the Second Amended and Restated Pledge Agreement attached to this Amendment.

5.                                      Amendments to Guaranty.

(a)                                 Sections 2.1, 2.2, 2.5, 2.6, 2.7, 2.8, 2.9, 4, 5, 6, 7 and 8 of the Guaranty are hereby amended by replacing each reference therein to “Lender” or “Lenders” with a reference to “Secured Party” or “Secured Parties”, as applicable.

(b)                                 The third “Whereas” paragraph in the recitals of the Guaranty is hereby amended by replacing the reference therein to “Obligations” with a references to “Secured Obligations”.

(c)                                  Section 2.1 of the Guaranty is hereby amended by deleting the title and first sentence thereof and substituting the following therefor:

“Section 2.1                              Guaranty of Guaranteed Obligations. Each Guarantor hereby jointly and severally unconditionally guarantees to Agent and Secured Parties, and their respective successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations (hereinafter the “Guaranteed Obligations”).

(d)                                 Sections 2.6(e) and 7.5 of the Guaranty are hereby amended by replacing each reference therein to “Obligation” or “Obligations” with a reference to “Secured Obligation” or “Secured Obligations”, as applicable.

6.                                      Joinder of New Subsidiaries.  Each of (i) Comfort Systems USA (Indiana), LLC, an Indiana limited liability company, (ii) CSUSA (10), LLC, a North Carolina limited liability company, (iii) Environmental Air Systems, LLC, a North Carolina limited liability company, (iv) Envirotrol, LLC, a North Carolina limited liability company, (v) Shoffner Acquisition Corp., a Tennessee corporation, (vi) ShoffnerKalthoff Mechanical Electrical Service, Inc., a Tennessee corporation, (vii) Shoffner Mechanical Services, Inc., a Tennessee corporation, and (viii) SKMES, Inc., a Tennessee corporation (each a “New Subsidiary”) hereby:

(a)                                 (i) joins the Guaranty as a party thereto and assumes all of the obligations of a Guarantor (as defined in the Guaranty) under the Guaranty, (ii) agrees to be bound by the provisions of the Guaranty as if such New Subsidiary had been an original party to the Guaranty and (iii) confirms that, after joining the Guaranty as set forth herein, the representations and warranties sent forth in the Guaranty with respect to such New Subsidiary are true and correct in all material respects as of the date of this Amendment;

(b)                                 (i) joins the Security Agreement as a party thereto and assumes all of the obligations of a Grantor (as defined in the Security Agreement) under the Security Agreement, (ii) grants the security interests described in and agrees to be bound by the provisions of the Security Agreement as if such New Subsidiary had been an original party to the Security Agreement and (iii) confirms that, after joining the Security Agreement as set forth herein, the representations and warranties sent forth in the Security Agreement with respect to such New Subsidiary are true and correct in all material respects as of the date of this Amendment; and

(c)                                  (i) joins the Pledge Agreement as a party thereto and assumes all of the obligations of a Pledgor (as defined in the Pledge Agreement) under the Pledge Agreement, (ii) grants the security interests described in and agrees to be bound by the provisions of the Pledge Agreement as if such New Subsidiary had been an original party to the Pledge Agreement and (iii) confirms that, after joining the Pledge Agreement as set forth herein, the representations and warranties sent forth in the Pledge Agreement with respect to such New Subsidiary are true and correct in all material respects as of the date of this Amendment.

7.                                      Conditions to Effectiveness.  This Amendment will become effective on the date that the following conditions have been satisfied or waived:

(a)           the Agent shall have received counterparts of this Amendment, executed and delivered by the Borrower, the Guarantors, the Agent and the Lenders;

(b)           the Agent shall have received a Revolving Note for each Lender substantially in the form of Exhibit 2.1 to the Credit Agreement in the principal amount of each such Lender’s Revolving Loan Commitment as set forth on Schedule 3.1 attached hereto;

(c)           the representations and warranties of the Borrower and the Guarantors in Section 8 of this Amendment shall be true and correct;

(d)           the Agent shall have received, or shall concurrently receive, payment of all fees payable in connection with this Amendment including, without limitation, the fees payable to pursuant to that certain Fee Letter dated January 15, 2016;

(e)           the Agent shall have received the following certificates of Borrower and, as appropriate, the Guarantors:

(i)                                     an “Omnibus Certificate” of the Secretary or Assistant Secretary of the Borrower and each Guarantor, which shall (i) contain the names and signatures of the officers of Borrower and each Guarantor authorized to execute Loan Documents, (ii) certify that there have been no changes to the charter documents or bylaws of the Borrower and each Guarantor previously delivered to the Agent (or, to the extent any such documents have changed, attach and certify to the truth, correctness and completeness of such documents) and (iii) attach and certify to the truth, correctness and completeness of a copy of resolutions duly adopted by the Board of Directors of Borrower and each Guarantor and in full force and effect at the time this Amendment is entered into, authorizing the execution of this Amendment and the other Loan Documents delivered or to be delivered in connection herewith and the consummation of the transactions contemplated herein and therein; and

(ii)                                  a “Closing Certificate” of the chief financial officer of Borrower, as of the date of this Amendment, certifying that (A) the conditions set out in subsections (a), (b), and (c) of Section 4.2 of the Credit Agreement have been satisfied and (B) the financial information of Borrower most recently delivered to the Agent pursuant to Section 6.2(b) of the Credit Agreement fairly present the Consolidated financial position of Borrower for the periods covered thereby;

(f)            a certificate of existence and good standing for Borrower issued by the Secretary of State of Delaware, a certificate of due qualification to do business for the Borrower issued by the Secretary of State of Texas and evidence that the Borrower’s authority to transact business in the State of Texas is active;

(g)           a favorable opinion of (i) Bracewell LLP, counsel for Restricted Persons, in form and substance reasonably satisfactory to the Agent; and (ii) Trent McKenna, in-house counsel for Restricted Persons, in form and substance reasonably satisfactory to the Agent;

(h)           the Agent shall have received, in form and substance reasonably satisfactory to the Agent, projections prepared by management of balance sheets, income statements and cashflow statements of the Borrower and its Subsidiaries for the Fiscal Years ending December 31, 2015 through December 31, 2020; and

(i)            the Agent shall have received, in form and substance reasonably satisfactory to the Agent, the certificates of insurance required by Section 6.8 of the Credit Agreement.

8.             Representations and Warranties.  The Borrower and the Guarantors hereby represent and warrant to the Agent and each of the Lenders as follows:

(a)           This Amendment has been duly authorized by all necessary corporate or other action and constitutes the binding obligation of the Borrower and the Guarantors.

(b)           Each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof, as if made (after giving effect to this Amendment) on and as of such date, except for any representations and warranties made as of a specified date, which were true and correct in all material respects as of such specified date.

(c)           After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

(d)           Since December 31, 2014, there has occurred no Material Adverse Change.

9.             New Lender.

(a)           By its execution of this Amendment, SunTrust Bank (the “New Lender”) agrees to become a Lender for all purposes and to the same extent as if originally a party to the Credit Agreement and agrees to be bound by and entitled to the benefits of the Credit Agreement.

(b)           The New Lender hereby (i) represents and warrants that it is legally authorized to enter into this Amendment and become a “Lender” under the Credit Agreement; (ii) confirms that it has received a copy of the Credit Agreement, together with the copies of the most recent financial statements delivered pursuant to Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and become a “Lender” under the Credit Agreement; (iii) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Agent to take any action as agent on its behalf and to exercise any powers under the Loan Documents that are delegated to the Agent by the terms of the Loan Documents, together with all powers that are reasonably incidental thereto; and (v) agrees that it shall perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

10.          Continuing Effect of the Credit Agreement and Other Loan Documents.  This Amendment does not constitute a waiver of any provision of the Credit Agreement or any other Loan Document and, except as expressly provided herein, is not to be construed as a consent to any action on the part of the Borrower or the Guarantors that would require a waiver or consent of the Lenders or an amendment or modification to any term of the Loan Documents.  The Borrower and the Guarantors hereby confirm and ratify the Credit Agreement as amended hereby and each of the other Loan Documents to which it is a party and acknowledges and agrees that the same continue in full force and effect as amended hereby (as applicable).

11.          Reference to the Credit Agreement, Security Agreement or Pledge Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement, Security Agreement or Pledge Agreement to “this Agreement”, “this Security Agreement”, “hereunder”, “herein” or words of like import refer to the Credit Agreement, Security Agreement or Pledge Agreement, as applicable, as amended and affected hereby.

12.          Designation as Loan Document.  This Amendment is a Loan Document.

13.          Counterparts.  This Amendment may be executed by all parties hereto in any number of separate counterparts each of which may be delivered in original, facsimile or other electronic (e.g., “.pdf”) form and all of such counterparts taken together constitute one instrument.

14.          References.  The words “hereby,” “herein,” “hereinabove,” “hereinafter,” “hereinbelow,” “hereof,” “hereunder” and words of similar import when used in this Amendment refer to this Amendment as a whole and not to any particular article, section or provision of this Amendment.  References in this Amendment to a section number are to such sections of the Credit Agreement unless otherwise specified.

15.          Headings Descriptive.  The headings of the several sections of this Amendment are inserted for convenience only and do not in any way affect the meaning or construction of any provision of this Amendment.

16.          Governing Law.  This Amendment is governed by and will be construed in accordance with the law of the State of Texas.

17.          Payment of Expenses.  The Borrower shall pay or reimburse the Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

18.          Final Agreement of the Parties.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties are signing this Amendment as of the date first above written.

COMFORT SYSTEMS USA, INC.,
Borrower

By:	/s/ William George III
William George III
Executive Vice President,
Chief Financial Officer
and Assistant Secretary

Address:

Comfort Systems USA, Inc.
675 Bering, Suite 400
Houston, Texas 77057
Attention: William George III
Telephone: (713) 830-9650
Fax: (713) 830-9659

Signature Page to Amendment No. 4

ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned Guarantors hereby executes this Amendment to evidence its agreement to the modification of the Loan Documents to which it is a party and to confirm that each Loan Document (as the same may be amended or amended and restated, as the case may be, pursuant to and in connection with this Amendment) to which it is a party or otherwise bound remains in full force and effect and that all Collateral encumbered thereby will continue to secure, to the fullest extent possible, the payment and performance of all “Obligations”, “Secured Obligations” and “Guaranteed Obligations” (in each case as such term is defined in the applicable Loan Document), including without limitation the payment and performance of all such “Obligations”, “Secured Obligations” and “Guaranteed Obligations” in respect of the Obligations now or hereafter existing under or in respect of the Credit Agreement and the other Loan Documents.  The Guarantors specifically reaffirm and extend their obligations under each of their applicable Guaranties to cover all indebtedness evidenced by the Credit Agreement as same has been created, amended and/or restated by or in connection with this Amendment.  The Guaranties and all the terms thereof shall remain in full force and effect and the Guarantors hereby acknowledge and agree that same are valid and existing and that each of the Guarantors’ obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment, except as expressly provided herein.  Each Guarantor hereby represents and warrants that all representations and warranties contained in this Amendment and the other Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the dated of this Amendment, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.  The Agent on behalf of the Lenders hereby preserves all its rights against each Guarantor under its applicable Guaranty and the other Loan Documents to which each applicable Guarantor is a party.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to the effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement, this Amendment or any other Loan Document to consent to the amendments of the Credit Agreement effected pursuant to this Amendment; and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

ACCU-TEMP GP, INC.

ACCU-TEMP LP, INC.

ACI MECHANICAL, INC.

ACORN INDUSTRIAL, LLC, by Comfort Systems USA (MidAtlantic), LLC, as Sole Managing Member

AIR SYSTEMS ENGINEERING, INC.

AIRTEMP, INC.

ARC COMFORT SYSTEMS USA, INC.

ATLAS-ACCURATE HOLDINGS, L.L.C., by CS53 Acquisition Corp., as Sole Managing Member

ATLAS COMFORT SYSTEMS USA, L.L.C., by Hess Mechanical, LLC, as Sole Managing Member

Signature Page to Amendment No. 4

BATCHELOR’S MECHANICAL CONTRACTORS, LLC, by H & M Mechanical, Inc., as Sole Managing Member

BCM CONTROLS CORPORATION

COLONIALWEBB CONTRACTORS COMPANY

CALIFORNIA COMFORT SYSTEMS USA, INC.

COMFORT SYSTEMS USA (ARKANSAS), INC.

COMFORT SYSTEMS USA (BALTIMORE), LLC, by Hess Mechanical, LLC as Sole Managing Member

COMFORT SYSTEMS USA (BRISTOL), INC.

COMFORT SYSTEMS USA ENERGY SERVICES, INC.

COMFORT SYSTEMS USA G.P., INC.

COMFORT SYSTEMS USA (INDIANA), LLC, by Comfort Systems USA Strategic Accounts, LLC, as Sole Managing Member

COMFORT SYSTEMS USA (INTERMOUNTAIN), INC.

COMFORT SYSTEMS USA (KENTUCKY), INC.

COMFORT SYSTEMS USA (MIDATLANTIC), LLC, by Riddleberger Brothers, Inc., as Sole Managing Member

COMFORT SYSTEMS USA (MIDWEST), LLC, by Plant Services Incorporated, as Sole Managing Member

COMFORT SYSTEMS USA (OHIO), INC.

COMFORT SYSTEMS USA PUERTO RICO, INC.

COMFORT SYSTEMS USA (SOUTH CENTRAL), INC.

COMFORT SYSTEMS USA (SOUTHEAST), INC.

COMFORT SYSTEMS USA (SOUTHWEST), INC.

COMFORT SYSTEMS USA STRATEGIC ACCOUNTS, LLC, by Accu-Temp LP, Inc., as Managing Member

COMFORT SYSTEMS USA (SYRACUSE), INC.

COMFORT SYSTEMS USA (TEXAS), L.P., by Comfort Systems USA G.P., Inc., as general partner

COMFORT SYSTEMS USA (WESTERN MICHIGAN), INC.

CONTROL CONCEPTS, LLC, by Comfort Systems USA (Southeast), Inc., as Sole Managing Member

CONTROL CONCEPTS MECHANICAL SERVICES, LLC, by Comfort Systems USA (Southeast), Inc., as Sole Managing Member

CSUSA (10), LLC, by Comfort Systems USA, Inc., as Sole Managing Member

CS53 ACQUISITION CORP.

DELCARD ASSOCIATES, LLC, by Seasonair, Inc., as Sole Managing Member

DESIGN MECHANICAL INCORPORATED

DYNA TEN CORPORATION

DYNA TEN MAINTENANCE SERVICES, LLC

EASTERN HEATING & COOLING, INC.

EASTERN REFRIGERATION CO., INC.

Signature Page to Amendment No. 4

ENVIRONMENTAL AIR SYSTEMS, LLC, by CSUSA (10), LLC, as Sole Managing Member

ENVIROTROL, LLC, by Environmental Air Systems, LLC, as Sole Managing Member

GRANITE STATE HOLDINGS COMPANY, INC.

GRANITE STATE PLUMBING & HEATING, LLC, by Granite State Holdings Company, Inc., as Sole Managing Member

H & M MECHANICAL, INC.

HELM CORPORATION

HESS MECHANICAL, LLC, by Seasonair, Inc., as Sole Managing Member

HUDSON RIVER HEATING AND COOLING, INC.

H-VAC SUPPLY, L.L.C., by Comfort Systems USA Puerto Rico, Inc., as Sole Managing Member

MECHANICAL TECHNICAL SERVICES, INC.

MERIT MECHANICAL, INC.

MJ MECHANICAL SERVICES, INC.

NORTH AMERICAN MECHANICAL, INC.

PLANT SERVICES INCORPORATED

QUALITY AIR HEATING & COOLING, INC.

RIDDLEBERGER BROTHERS, INC.

S.I. GOLDMAN COMPANY, INC.

S.M. LAWRENCE COMPANY, INC.

SA ASSOCIATES, INC.

SALMON & ALDER, L.L.C., by SA Associates, Inc., as Sole Managing Member

SEASONAIR, INC.

SHOFFNER ACQUISITION CORP.

SHOFFNERKALTHOFF MECHANICAL ELECTRICAL SERVICE, INC.

SHOFFNER MECHANICAL SERVICES, INC.

SKMES, INC.

TEMP RIGHT SERVICE, INC.

By:	/s/ William George III
William George III
Vice President and Assistant Secretary

Signature Page to Amendment No. 4

WELLS FARGO BANK, NATIONAL ASSOCIATION,
Agent and a Lender

By:	/s/ Chad D. Johnson
Chad D. Johnson
Senior Vice President

Address:

Wells Fargo Bank, National Association
1000 Louisiana, 3rd Floor
Houston, Texas 77002
Attention:	Chad D. Johnson
Telephone:	713-319-1332
Fax:	713-739-1086

Signature Page to Amendment No. 4

BOKF, NA dba Bank of Texas,
Lender

By:	/s/ H. Michael Sultanik
Name:	H. Michael Sultanik
Title:	Senior Vice President

Address:

BOKF, NA dba Bank of Texas
5 Houston Center
1401 McKinney, Suite 1000
Houston, Texas 77010
Attention:	Mike Sultanik
Telephone:	713-289-5886
Fax:	713-289-5825

Signature Page to Amendment No. 4

CAPITAL ONE, N.A.,
Lender

By:	/s/ Sallye Cielencki
Name:	Sallye Cielencki
Title:	Senior Vice President / Underwriter IV

Address:

Capital One, N.A.
5444 Westheimer, Suite 700
Houston, Texas 77056
Attention:	Yasmin Huebinger
Telephone:	713-212-5285
Fax:	855-735-8388

Signature Page to Amendment No. 4

BRANCH BANK AND TRUST COMPANY,
Lender

By:	/s/ Matt McCain
Name:	Matt McCain
Title:	Senior Vice President

Address:

Branch Bank and Trust Company
333 Clay Street, Ste. 4495
Houston, Texas 77002
Attention:	Matt McCain
Telephone:	713-797-2147
Fax:	713-652-0753

Signature Page to Amendment No. 4

REGIONS BANK,
Lender

By:	/s/ Joey Powell
Name:	Joey Powell
Title:	Senior Vice President

Address:

Regions Bank
5005 Woodway Drive, Suite 110
Houston, Texas 77479
Attention:	Joey Powell
Telephone:	713-426-7236
Fax:	713-426-7180

Signature Page to Amendment No. 4

U.S. BANK NATIONAL ASSOCIATION,
Lender

By:	/s/ Michael E. Temnick
Name:	Michael E. Temnick
Title:	Vice President

Address:

U.S. Bank National Association
425 Walnut St.
CN-OH-W8
Cincinnati, Ohio 45202
Attention:	Michael Temnick
Telephone:	513-632-4133
Fax:	513-632-4894

Signature Page to Amendment No. 4

SUNTRUST BANK,
Lender

By:	/s/ Garrett O’Malley
Name:	Garrett O’Malley
Title:	Director

Address:

SunTrust Robinson Humphrey
3333 Peachtree Road NE, 6th Floor
Atlanta, Georgia 30326
Attention:	Pete Osterland
Telephone:	404-926-5136
Fax:	404-439-7327

Signature Page to Amendment No. 4

CADENCE BANK, N.A.,
Lender

By:	/s/ H. Gale Smith, Jr.
Name:	H. Gale Smith, Jr.
Title:	Executive Vice President

Address:

Cadence Bank, N.A.
2800 Post Oak Boulevard, Suite 3800
Houston, Texas 77056
Attention:	Gale Smith
Telephone:	713-871-3941
Fax:	713-634-4963

Signature Page to Amendment No. 4

PRICING SCHEDULE

The applicable Eurodollar Margin, Base Rate Margin, Commitment Fee Rate and Letter of Credit Fee Rate shall be determined by the Agent in accordance with the following tables:

APPLICABLE MARGIN FOR REVOLVING LOAN ADVANCES	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS
Eurodollar Rate Margin	1.25%	1.50%	1.75%	2.00%
Base Rate Margin	0.25%	0.50%	0.75%	1.00%

APPLICABLE COMMITMENT FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS
Commitment Fee Rate	0.20%	0.25%	0.30%	0.35%

LETTER OF CREDIT FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS
LC Fee Rate	1.25%	1.50%	1.75%	2.00%

For the period beginning on the Amendment No. 4 Effective Date and continuing to the date on which the financial statements and certificates are first delivered by the Borrower thereafter pursuant to Section 6.2(a) and Section 6.2(b), as applicable, Level I Status shall apply.  Notwithstanding the foregoing if the Borrower has failed to deliver the financial statements and certificates required by Section 6.2(a) and Section 6.2(b) then Level IV Status will be deemed to exist after two Business Days’ notice from the Agent to the Borrower.

For the purposes of this Pricing Schedule, the following terms have the following meanings, subject to the final paragraph of this Pricing Schedule:

“Level I Status” exists for any day that the Total Leverage Ratio is less than 0.75 to 1.00.

“Level II Status” exists for any day that the Total Leverage Ratio is greater than or equal to 0.75 to 1.00 but is less than 1.50 to 1.00.

1

“Level III Status” exists for any day that the Total Leverage Ratio is greater than or equal to 1.50 to 1.00 but is less than 2.25 to 1.00.

“Level IV Status” exists for any day that the Total Leverage Ratio is greater than or equal to 2.25 to 1.00.

“Status” means either Level I Status, Level II Status, Level III Status or Level IV Status.

In the event that any financial statement delivered pursuant to this Agreement is shown to be inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Eurodollar Rate Margin or Base Rate Margin, as applicable, for any period (an “Applicable Period”) than the Eurodollar Rate Margin or Base Rate Margin, as applicable, applied for such Applicable Period, and only in such case, then the Borrower shall immediately (i) deliver to the Agent a corrected financial statement for such Applicable Period, (ii) determine the Eurodollar Rate Margin or Base Rate Margin, as applicable, for such Applicable Period based upon the corrected financial statement, and (iii) immediately pay to the Agent the accrued additional interest owing as a result of such increased Eurodollar Rate Margin or Base Rate Margin, as applicable for such Applicable Period, which payment shall be promptly applied by the Agent in accordance with the terms of this Agreement.  This provision is in addition to rights of the Agent and Lenders with respect to Sections 2.5, 2.11, 6.10 and 8.1 and other of their respective rights under this Agreement.

2

EXHIBIT 6.2(b)

CERTIFICATE ACCOMPANYING FINANCIAL STATEMENTS

Reference is made to that certain Second Amended and Restated Credit Agreement dated as of July 16, 2010 (as from time to time amended, the “Agreement”), by and among Comfort Systems USA, Inc. (“Borrower”), Wells Fargo Bank, National Association, as Agent, and certain financial institutions party thereto (“Lenders”), which Agreement is in full force and effect on the date hereof.  Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

This Certificate is furnished pursuant to Section 6.2(b) of the Agreement.  Together herewith Borrower is furnishing to Agent and each Lender the [audited/unaudited] financial statements of Borrower (the “Financial Statements”) as at              (the “Reporting Date”).  Borrower hereby represents, warrants, and acknowledges to Agent and each Lender that:

(a)           the officer of Borrower signing this instrument is the duly elected, qualified and acting              of Borrower and as such is Borrower’s chief financial officer;

(b)           the Financial Statements are fair and complete in all material respects and fairly present the Consolidated financial position of Borrower for the periods covered thereby (subject to normal year-end adjustments);

(c)           attached hereto is a schedule of calculations showing Borrower’s compliance as of the Reporting Date with the requirements of Section 7.11 of the Agreement *[and Borrower’s non-compliance as of such date with the requirements of Section              of the Agreement];

(d)           on the Reporting Date Borrower was, and on the date hereof Borrower is, in full compliance with the disclosure requirements of Section 6.2 of the Agreement, and no Default otherwise existed on the Reporting Date or otherwise exists on the date of this instrument *[except for Default(s) under Section(s)              of the Agreement, which *[is/are] more fully described on a schedule attached hereto];

(e)           attached hereto is a schedule showing Borrower’s compliance as of the Reporting Date with the negative covenants set forth in Sections 7.1 through 7.10 and Section 7.12 of the Agreement *[and Borrower’s non-compliance as of such date with the requirements of Section             of the Agreement].

The officer of Borrower signing this instrument hereby certifies that he has reviewed the Loan Documents and the Financial Statements and has otherwise undertaken such inquiry as is in his opinion necessary to enable him to express an informed opinion with respect to the above.

1

IN WITNESS WHEREOF, this instrument is executed as of             , 20  .

Comfort Systems USA, Inc.

By:

2

SCHEDULE 3.1

LENDERS SCHEDULE

Domestic Lending Office	Eurodollar Lending Office	Percentage Share	Revolving Loan Commitment
Wells Fargo Bank, N.A. 1000 Louisiana, 3rd Floor Houston, TX 77002 Telephone: (713) 319-1332 Fax: (713) 739-1086	Same	23.076923077%	$75,000,000.00
BOKF, NA dba Bank of Texas 5 Houston Center 1401 McKinney, Suite 1650 Houston, Texas 77010 Telephone: (713) 289-5855 Fax: (713) 289-5825	Same	13.846153846%	$45,000,000.00
Capital One, N.A. 5444 Westheimer, Suite 700 Houston, Texas 77056 Telephone: (713) 212-5285 Fax: (855) 735-8388	Same	13.846153846%	$45,000,000.00
Branch Bank and Trust Company 200 W. 2nd St., 16th Floor Winston-Salem, North Carolina 27101 Telephone: (336) 733-2741 Fax: (336) 733-2740	Same	13.846153846%	$45,000,000.00
Regions Bank 5005 Woodway Houston, Texas 77056 Telephone: (713) 426-7157 Fax: (713) 426-7180	Same	10.769230769%	$35,000,000.00
U.S. Bank National Association 425 Walnut St. CN-OH-W8 Cincinnati, Ohio 45202 Telephone: (513) 632-4133 Fax: (513) 632-4894	Same	10.769230769%	$35,000,000.00
SunTrust Bank 303 Peachtree Street NE Atlanta, Georgia 30308 Telephone: (404) 588-7711 Fax: (404) 4397327	Same	7.692307692%	$25,000,000.00
Cadence Bank, N.A. 3500 Colonnade Pkwy., Suite 600 Birmingham, AL 35243 Telephone: (205) 488-3367 Fax: (205) 488-3320	Same	6.153846154%	$20,000,000.00

1

SECTION 5.13 to SCHEDULE 5

NAMES AND PLACES OF BUSINESS

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
ACI Mechanical, Inc.	Principal Place of Business	2182 231st Lane Ames, Iowa 50014
	Satellite	212 Industrial Park Road Story City, Iowa 50248
ARC Comfort Systems USA, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
Accu-Temp GP, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
Accu-Temp LP, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
Acorn Industrial, LLC	Principal Place of Business	7311 ACC Boulevard, Raleigh, North Carolina 27617
Air Systems Engineering, Inc.	Principal Place of Business	3602 South Pine Street, Tacoma, Washington 98409
AirTemp, Inc.	Principal Place of Business	20 Thomas Drive Westbook, Maine 04092	11 Wallace Avenue, South Portland, Maine 04106
Atlas-Accurate Holdings, L.L.C.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
Atlas Comfort Systems USA, L.L.C.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057		Atlas Comfort Systems USA

1

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Batchelor’s Mechanical Contractors, LLC	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
BCM Controls Corporation	Principal Place of Business	30 Commerce Way, Woburn, Massachusetts 01801
California Comfort Systems USA, Inc.	Principal Place of Business	7740 Kenamar Court, San Diego, California 92121		TCP Company
	Satellite	4189 Santa Ana Avenue, Suite D Ontario, California 91761
	Satellite	3612 Madison Avenue, Suite 32 North Highlands, California 95660
	Satellite	981 Bing Street San Carlos, California 94070
ColonialWebb Contractors Company	Principal Place of Business	2820 Ackley Avenue, Richmond, Virginia 23228		Comfort Systems USA (Carolinas)
	Satellite	1600 Crossbeam Drive, Charlotte, North Carolina 28217
	Satellite	1 Marcus Drive, Greenville, South Carolina 29615
	Satellite	811 Pleasant Valley Road, Harrisonburg, Virginia 22801
	Satellite	8509 Phoenix Drive, Manassas, Virginia 20110
	Satellite	740C Bluecrab Road, Newport News, Virginia 23606
	Satellite	3719 E. Virginia Beach Blvd., Norfolk, Virginia 23502
	Satellite	1977 Snow Pointe Lane Bldg 7B Charlottesville, Virginia 22902

2

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	8851 B. Park Central Drive Richmond, Virginia 23227
Comfort Systems USA (Arkansas), Inc.	Principal Place of Business	4806 Rixey Road, North Little Rock, Arkansas 72117
	Satellite	116 Commercial Drive, Lowell, Arkansas 72745
	Satellite	3900 Terra Glen Lane North Little Rock, Arkansas 72117
Comfort Systems USA (Baltimore), LLC	Principal Place of Business	675 Bering Drive, Suite 400 Houston, Texas 77057
Comfort Systems USA (Bristol), Inc.	Principal Place of Business	294 Blevins Blvd., Bristol, Virginia 24203-0757		Comfort Systems USA New River (Bristol)
	Satellite	6450 Merriman Road, Suite E Roanoke, Virginia 24018
	Satellite	90 Old Shoals Road, Suite 108 Arden, North Carolina 28704
Comfort Systems USA (Carolinas), LLC	Principal Place of Business	675 Bering Drive, Suite 400 Houston, Texas 77057
Comfort Systems USA Energy Services, Inc.	Principal Place of Business	7 Waterside Crossing, Windsor, Connecticut 06095
	Satellite	One Financial Centre Bldg. 650 S. Shackleford Road, #224, Little Rock, Arkansas 72211
Comfort Systems USA G.P., Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
Comfort Systems USA (Indiana), LLC	Principal Place of Business	2655 Fortune Circle West, Suites E & F, Indianapolis, Indiana 46241

3

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA (Intermountain), Inc.	Principal Place of Business	2035 S. Milestone Drive, Salt Lake City, Utah 84104		Contract Services Martin Heating & Cooling
Comfort Systems USA (Kentucky), Inc.	Principal Place of Business	3405 Robards Court, Louisville, Kentucky 40218		MELCO
Comfort Systems USA (MidAtlantic), LLC	Principal Place of Business	1057 Bill Tuck Highway, So Boston, Virginia 24592
Comfort Systems USA (Midwest), LLC	Principal Place of Business	2181 231st Lane, Suite 1 Ames, Iowa 50014
Comfort Systems USA (Ohio), Inc.	Principal Place of Business	7401 First Place, Oakwood Village, Ohio 44146		Innovative Energy Solutions, LLC
	Satellite	3080 South Tech Blvd, Miamisburg, Ohio 45342
	Satellite	690 Lakeview Plaza Blvd., Suites D-F, Worthington, Oh 43085	690 A Lakeview Plaza Blvd., Worthington, Oh 43085
	Satellite	3680 Symmes Road Hamilton, Ohio 45015
Comfort Systems USA (Pasadena), Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
Comfort Systems USA Puerto Rico, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	P.O. Box 4956 Ste 1134, Caguas, Puerto Rico 00726-4956 Road #1, KM 27.5; Int. Sector El Barranco; B. Rio Canas; Caguas, Puerto Rico 00725

4

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA (South Central), Inc.	Principal Place of Business	9745 Bent Oak Drive, Houston, Texas 77040		Atlas Comfort Systems USA
Comfort Systems USA (Southeast), Inc.	Principal Place of Business	435 Corday Street, Pensacola, Florida 32503		Batchelor’s Mechanical Contractors Control Concepts, Inc.
	Satellite	250 Commercial Drive, Thomasville, Georgia 31757
	Satellite	13040 W. US Hwy 84, Newton, Alabama 36352
	Satellite	3835 Gordon John Drive, Mobile, Alabama 36693
	Satellite	4518 Val North Drive, Valdosta, Georgia 31602
	Satellite	1965 Vaughn Road, Suite B Kennesaw, Georgia 30144
	Satellite	8633 Elm Fair Blvd, Tampa, Florida 33610
	Satellite	7826 McElvey Road, Panama City Beach, Florida 32408
	Satellite	6074 Business Park Drive, Suite G, Columbus, Georgia 31909
	Satellite	309 James E. Williams Dr., #1, Byron, Georgia 31008
	Satellite	5616 Joe Elliot Way Pensacola, Florida 32503
	Satellite	464 Moore Circle Tallahassee, Florida 32304
	Satellite	507 CDP Industrial Blvd. No. 10 Grovetown, Georgia 30813

5

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
	Satellite	2305 Rowland Ave Savannah, Georgia 31404
Comfort Systems USA (Southwest), Inc.	Principal Place of Business	6875 W. Galveston, Chandler, Arizona 85226		Tri-City Mechanical, Inc. Air Management Services, Inc. Commercial Mechanical Service, Inc.
	Satellite	3325 Ali Baba Lane, Suite 613, Las Vegas, Nevada 89118
	Satellite	1830 W. Copper St., Tucson, Arizona 85745
	Satellite	4516 Anaheim NE Albuquerque, New Mexico 85226
Comfort Systems USA Strategic Accounts, LLC	Principal Place of Business	2655 Fortune Circle West, Suites E & F, Indianapolis, Indiana 46241		Comfort Systems USA National Accounts, LLC
Comfort Systems USA (Syracuse), Inc.	Principal Place of Business	6500 New Venture Gear Drive, East Syracuse, New York 13057		Armani Plumbing & Mechanical ABJ Fire Protection Company Woodcock & Armani Billone Mechanical Contractors
	Satellite	3543 Winton Place, Suite 6 Rochester, New York 14623
Comfort Systems USA (Texas), L.P.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057

6

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Comfort Systems USA (Western Michigan), Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
Control Concepts, LLC	Principal Place of Business	3550 North Parkway, Suite 100 Cumming, Georgia 30040		Control Concepts, Inc.
Control Concepts Mechanical Services, LLC	Principal Place of Business	3550 North Parkway, Suite 100 Cumming, Georgia 30040		Control Concepts Mechanical Services, Inc.
CS53 Acquisition Corp.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
CSUSA (10), LLC	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
Delcard Associates, LLC	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
Design Mechanical Incorporated	Principal Place of Business	168 CTC Blvd. Suite D, Louisville, Colorado 80027		Rocky Mountain Mechanical Systems, Inc. Breckenridge Mechanical, Inc.
	Satellite	0068 Continental Court Spaces B-7 and B-8 Breckenridge, Colorado 80424
	Satellite	951 Vallejo Street Denver, Colorado 80204
Dyna Ten Corporation	Principal Place of Business	4375 Diplomacy Road, Fort Worth, Texas 76155
	Satellite	3935 Tarrant Main Street Fort Worth, Texas 76040
Dyna Ten Maintenance Services, LLC	Principal Place of Business	4375 Diplomacy Road, Fort Worth, Texas 76155

7

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Eastern Heating & Cooling, Inc.	Principal Place of Business	880 Broadway, Albany, New York 12207-1316
Eastern Refrigeration Co., Inc.	Principal Place of Business	880 Broadway, Albany, New York 12207-1316
Environmental Air Systems, LLC	Principal Place of Business	521 Banner Avenue Greensboro, North Carolina 27401		EAS Holdings, LLC
	Satellite	531 Banner Avenue Greensboro, North Carolina 27401
	Satellite	8307 Triad Drive Greensboro, North Carolina 27409
	Satellite	623 McWay Drive West High Point, North Carolina 27409
	Satellite	3501 Jamac Road High Point, North Carolina 27260
	Satellite	525-B Uwharrie Court Raleigh, North Carolina
Envirotrol, LLC	Principal Place of Business	114 Landmark Drive Greensboro, North Carolina 27409		Envirotrol Holdings, LLC
	Satellite	7148 Cross County Road North Charleston, South Carolina 29418

8

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Granite State Holdings Company, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
Granite State Plumbing & Heating LLC	Principal Place of Business	10 N. Riverdale Road, Weare, New Hampshire 03281		Delta Mechanical
H & M Mechanical, Inc.	Principal Place of Business	3100 Richard Arrington Jr. Blvd. North Birmingham, Alabama 35203		The Capital Refrigeration Company MidSouth Controls LLC Huntsville Refrigeration Service
	Satellite	619 E. Jefferson Street Montgomery, Alabama 36104
	Satellite	480 North Dean Road, Unit G-3 Auburn, Alabama 36830
	Satellite	Southblunt Parkway Trafford, Alabama
Helm Corporation	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
Hess Mechanical, LLC	Principal Place of Business	9600 Fallard Court, Upper Marlboro, Maryland 20772-6703		Hess Mechanical Corporation
Hudson River Heating and Cooling, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
H-VAC Supply, L.L.C.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057	P.O. Box 4956, Suite 1134, Caguas, Puerto Rico 00726-4956
Mechanical Technical Services, Inc.	Principal Place of Business	1720 Royston Lane, Round Rock, Texas 78664		MTECH

9

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
Merit Mechanical, Inc.	Principal Place of Business	9630 153rd Ave NE, Redmond, Washington 98052
MJ Mechanical Services, Inc.	Principal Place of Business	2040 Military Road, Tonawanda, New York 14150	300 Fire Tower Drive, Tonawanda, New York 14150	JM State Refrigeration Vastola Heating & Air Conditioning
	Satellite	188 Creekside Drive Amherst, NY 14228
North American Mechanical, Inc.	Principal Place of Business	4401 State Road 19 Windsor, Wisconsin 53598	6135 North American Lane, De Forest, Wisconsin 53532	Masterson Plumbing
	Satellite	2600 W. College Avenue, Ste 4, Appleton, Wisconsin 54914
	Satellite	2524A Alpine Road Eau Claire, Wisconsin 54703
Plant Services Incorporated	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
Quality Air Heating and Cooling, Inc.	Principal Place of Business	3395 Kraft Avenue, SE, Grand Rapids, Michigan 49512		Control Logic
	Satellite	2306 Winters Drive, Portage, Michigan 49002
	Satellite	2501 Coolidge Road, Suite 501 East Lansing, Michigan 49002
Riddleberger Brothers, Inc.	Principal Place of Business	6127 S. Valley Pike, Mount Crawford, Virginia 22841
S.I. Goldman Company, Inc.	Principal Place of Business	799 Bennett Drive, Longwood, Florida 32750
	Satellite	320 Melody Lane, Casselberry, Florida 32707
	Satellite	4111 NW 6th Street, Suite A Gainesville, Florida 32609

10

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
S.M. Lawrence Company, Inc.	Principal Place of Business	2311, 2312, 2319 Kline Avenue Nashville, Tennessee 37211		Comfort Systems USA (Tennessee), Inc. Dillingham & Smith Mechanical and Sheet Metal Contractors, Inc.
	Satellite	156 Main St., Collierville, Tennessee 38017
	Satellite	245, 257, 251 Preston Street, Jackson, Tennessee 38301
SA Associates, Inc.	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057		Salmon & Alder Associates
Salmon & Alder, LLC	Principal Place of Business	675 Bering Drive, Suite 400, Houston, Texas 77057
Seasonair, Inc.	Principal Place of Business	16001-A Industrial Drive, Gaithersburg, Maryland 20877
Shoffner Acquisition Corp.	Principal Place of Business	3538, 3600 and 3626 Papermill Drive, Knoxville, Tennessee 37909
ShoffnerKalthoff Mechanical Electrical Service, Inc.	Principal Place of Business	3538, 3600 and 3626 Papermill Drive, Knoxville, Tennessee 37909		Shoffner Mechanical, Industrial & Service Company, Inc.
	Satellite	158 Lynn Road, Johnson City, Tennessee 37604
	Satellite	1010 Wilder Place, Knoxville Tennessee 37915
	Satellite	150 Glenn Bridge Road, Arden, North Carolina 28704
Shoffner Mechanical Services, Inc.	Principal Place of Business	1010 Wilder Place Knoxville, Tennessee 37915		Mechanical Services of Knoxville, Inc.

11

			PRIOR	PRIOR NAMES
ENTITY NAME	ADDRESS TYPE	ADDRESS	ADDRESSES	& TRADE NAMES
SKMES, Inc.	Principal Place of Business	3538, 3600 and 3626 Papermill Drive, Knoxville, Tennessee 37909		Kalthoff Fabricators, Inc.; Kalhoff, Inc.
Temp Right Service, Inc.	Principal Place of Business	101 North Catlin, Missoula, Montana 59801		Carson Brothers
	Satellite	1639 MT Highway 35, Kalispell, Montana 59901

12

SECTION 5.14 to SCHEDULE 5

SUBSIDIARIES

ENTITY NAME	JURISDICTION OF ORGANIZATION	FORMATION DATE
ACI Mechanical, Inc.	Delaware	06/26/1998
ARC Comfort Systems USA, Inc.	Delaware	03/17/1998
Accu-Temp GP, Inc.	Delaware	05/21/1998
Accu-Temp LP, Inc.	Delaware	05/20/1998
Acorn Industrial, LLC	North Carolina	01/03/1997
Air Systems Engineering, Inc.	Washington	05/18/1973
AirTemp, Inc.	Maine	10/15/1998
Atlas-Accurate Holdings, L.L.C.	Delaware	12/28/1998
Atlas Comfort Systems USA, L.L.C.	Delaware	06/08/2007
Batchelor’s Mechanical Contractors, LLC	Alabama	03/16/1981
BCM Controls Corporation	Massachusetts	10/03/1984
California Comfort Systems USA, Inc.	California	05/18/1983
ColonialWebb Contractors Company	Virginia	2/18/1977
Comfort Systems USA (Arkansas), Inc.	Delaware	03/17/1998
Comfort Systems USA (Baltimore), LLC	Delaware	10/15/1998
Comfort Systems USA (Bristol), Inc.	Delaware	08/25/1997
Comfort Systems USA Energy Services, Inc.	Delaware	08/25/1997
Comfort Systems USA G.P., Inc.	Delaware	08/12/1998
Comfort Systems USA (Indiana), LLC	Indiana	06/08/2015
Comfort Systems USA (Intermountain), Inc.	Utah	05/06/1969
Comfort Systems USA (Kentucky), Inc.	Kentucky	02/10/1981
Comfort Systems USA (MidAtlantic), LLC	Virginia	01/01/2010
Comfort Systems USA (Midwest), LLC	Iowa	10/13/2009
Comfort Systems USA (Ohio), Inc.	Ohio	10/10/1979
Comfort Systems USA Puerto Rico, Inc.	Puerto Rico	08/09/1991
Comfort Systems USA (South Central), Inc.	Texas	5/24/2007
Comfort Systems USA (Southeast), Inc.	Delaware	03/24/1998
Comfort Systems USA (Southwest), Inc.	Arizona	12/23/1997
Comfort Systems USA Strategic Accounts, LLC	Indiana	07/28/1998
Comfort Systems USA (Syracuse), Inc.	New York	03/08/1965

1

ENTITY NAME	JURISDICTION OF ORGANIZATION	FORMATION DATE
Comfort Systems USA (Texas), L.P.	Texas	08/14/1998
Comfort Systems USA (Western Michigan), Inc.	Michigan	07/21/1989
Control Concepts, LLC	Georgia	12/16/1996
Control Concepts Mechanical Services, LLC	Georgia	01/17/2008
CS53 Acquisition Corp.	Delaware	01/26/1999
CSUSA (10), LLC	North Carolina	10/21/2011
Delcard Associates, LLC	Delaware	06/23/2000
Design Mechanical Incorporated	Delaware	10/30/1997
Dyna Ten Corporation	Texas	06/26/1980
Dyna Ten Maintenance Services, LLC	Texas	08/07/2006
Eastern Heating & Cooling, Inc.	New York	12/19/1988
Eastern Refrigeration Co., Inc.	New York	01/30/1990
Environmental Air Systems, LLC	North Carolina	10/07/2011
Envirotrol, LLC	North Carolina	10/07/2011
Granite State Holdings Company, Inc.	Delaware	11/02/2005
Granite State Plumbing & Heating, LLC	Delaware	07/31/2001
H & M Mechanical, Inc.	Alabama	08/06/1998
Helm Corporation	Colorado	10/26/1972
Hess Mechanical, LLC	Maryland	01/07/2016
Hudson River Heating and Cooling, Inc.	Delaware	08/19/2005
H-VAC Supply, L.L.C.	Puerto Rico	10/18/2006
Mechanical Technical Services, Inc.	Texas	05/24/2007
Merit Mechanical, Inc.	Washington	02/14/1984
MJ Mechanical Services, Inc.	Delaware	12/12/1997
North American Mechanical, Inc.	Delaware	03/17/1998
Plant Services Incorporated	Iowa	07/02/1986
Quality Air Heating and Cooling, Inc.	Michigan	09/10/1980
Riddleberger Brothers, Inc.	Virginia	12/22/1958
S.I. Goldman Company, Inc.	Florida	10/04/1976
S.M. Lawrence Company, Inc.	Tennessee	03/08/1973
SA Associates, Inc.	Utah	03/27/1984
Salmon & Alder, LLC	Utah	07/08/1996
Seasonair, Inc.	Maryland	10/28/1966
Shoffner Acquisition Corp.	Tennessee	08/15/2005
ShoffnerKalthoff Mechanical Electrical Service, Inc.	Tennessee	11/14/2001
Shoffner Mechanical Services, Inc.	Tennessee	07/15/1974
SKMES, Inc.	Tennessee	10/24/1978
Temp Right Service, Inc.	Delaware	09/25/1997

2

SCHEDULE I

to

SECOND AMENDED AND RESTATED SECURITY AGREEMENT

Filing Jurisdictions

COMFORT SYSTEMS USA, INC. — SUBSIDIARIES

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
Accu-Temp GP, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	05/21/1998
Accu-Temp LP, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	05/20/1998
ACI Mechanical, Inc. 2182 231st Lane Ames, IA 50014	Delaware	06/26/1998
Acorn Industrial, LLC 7311 ACC Boulevard Raleigh, NC 27617	North Carolina	01/03/1997
Air Systems Engineering, Inc. 3602 South Pine Street Tacoma, WA 98409	Washington	05/18/1973
AIRTEMP, INC. 20 Thomas Drive Westbook, Maine 04092	Maine	10/15/1998
ARC Comfort Systems USA, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	03/17/1998
Atlas-Accurate Holdings, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Delaware	12/28/1998
Atlas Comfort Systems USA, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Delaware	06/08/2007
Batchelor’s Mechanical Contractors, LLC 675 Bering, Suite 400 Houston, TX 77057	Alabama	03/16/1981
BCM Controls Corporation 30 Commerce Way Woburn, MA 01801	Massachusetts	10/03/1984
California Comfort Systems USA, Inc. 7740 Kenamar Court San Diego, CA 92121	California	05/18/1983
ColonialWebb Contractors Company 2820 Ackley Avenue Richmond, VA 23228	Virginia	02/18/1977

1

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
Comfort Systems USA (Arkansas), Inc. 4806 Rixey Road North Little Rock, AR 72117	Delaware	03/17/1998
Comfort Systems USA (Baltimore), LLC 675 Bering Drive, Suite 400 Houston, TX 77057	Delaware	10/15/1998
Comfort Systems USA (Bristol), Inc. 294 Blevins Blvd. Bristol, VA 24202	Delaware	08/25/1997
Comfort Systems USA Energy Services, Inc. 7 Waterside Crossing Windsor, CT 06095	Delaware	08/25/1997
Comfort Systems USA G.P., Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	08/12/1998
Comfort Systems USA (Indiana), LLC 2655 Fortune Circle West, Suites E & F Indianapolis, Indiana 46241	Indiana	06/08/2015
Comfort Systems USA (Intermountain), Inc. 2035 S. Milestone Drive Salt Lake City, UT 84104	Utah	05/06/1969
Comfort Systems USA (Kentucky), Inc. 3405 Robards Court Louisville, KY 40218	Kentucky	02/10/1981
Comfort Systems USA (MidAtlantic), LLC 1057 Bill Tuck Highway South Boston, VA 24592	Virginia	01/01/2010
Comfort Systems USA (Midwest), LLC 2182 231st Lane Ames, IA 50014	Iowa	10/13/2009
Comfort Systems USA (Ohio), Inc. 7401 First Place Oakwood Village, OH 44146	Ohio	10/10/1979
Comfort Systems USA Puerto Rico, Inc. 675 Bering Drive, Suite 400 Houston, Texas 77057	Puerto Rico	07/02/1991
Comfort Systems USA (South Central), Inc. 9745 Bent Oak Drive Houston, TX 77040	Texas	05/24/2007
Comfort Systems USA (Southeast), Inc. 435 Corday Street Pensacola, FL 32503	Delaware	03/24/1998
Comfort Systems USA (Southwest), Inc. 6875 W. Galveston Chandler, AZ 85226	Arizona	12/23/1977
Comfort Systems USA Strategic Accounts, LLC 2655 Fortune Circle West, Suite E & F Indianapolis, IN 46241	Indiana	07/28/1998

2

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
Comfort Systems USA (Syracuse), Inc. 6500 New Venture Gear Drive East Syracuse, NY 13057	New York	03/08/1965
Comfort Systems USA (Texas), L.P. 675 Bering, Suite 400 Houston, TX 77057	Texas	08/14/1998
Comfort Systems USA (Western Michigan), Inc. 675 Bering, Suite 400 Houston, TX 77057	Michigan	07/21/1989
Control Concepts, LLC 3550 North Parkway, Suite 100 Cumming, GA 30040	Georgia	12/16/1996
Control Concepts Mechanical Services, LLC 3550 North Parkway, Suite 100 Cumming, GA 30040	Georgia	01/17/2008
CSUSA (10), LLC 675 Bering Drive, Suite 400 Houston, Texas 77057	North Carolina	10/21/2011
CS53 Acquisition Corporation 675 Bering, Suite 400 Houston, TX 77057	Delaware	01/26/1999
Delcard Associates, LLC 675 Bering, Suite 400 Houston, TX 77057	Delaware	06/23/2000
Design Mechanical Incorporated 168 CTC Blvd., Suite #D Louisville, CO 80027	Delaware	10/30/1997
Dyna Ten Corporation 4375 Diplomacy Road Fort Worth, TX 76155	Texas	06/26/1980
Dyna Ten Maintenance Services, LLC 4375 Diplomacy Road Fort Worth, TX 76155	Texas	08/07/2006
Eastern Heating & Cooling, Inc. 880 Broadway Albany, NY 12207-1316	New York	12/19/1988
Eastern Refrigeration Co., Inc. 880 Broadway Albany, NY 12207-1316	New York	01/30/1990
Environmental Air Systems, LLC 521 Banner Avenue Greensboro, North Carolina 27401	North Carolina	10/07/2011
Envirotrol, LLC 114 Landmark Drive Greensboro, North Carolina 27409	North Carolina	10/27/2011
Granite State Holdings Company, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	11/02/2005

3

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
Granite State Plumbing & Heating, LLC 10 N. Riverdale Road Weare, NH 03281	Delaware	07/31/2001
H & M Mechanical, Inc. 3100 Richard Arrington Jr. Blvd. North Birmingham, AL 35203	Alabama	08/06/1998
Helm Corporation 675 Bering, Suite 400 Houston, TX 77057	Colorado	10/26/1972
Hess Mechanical, LLC 9600 Fallard Court Upper Marlboro, MD 20772-6703	Maryland	01/07/2016
Hudson River Heating and Cooling, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	08/19/2005
H-VAC Supply, L.L.C. 675 Bering Drive, Suite 400 Houston, Texas 77057	Puerto Rico	10/18/06
Mechanical Technical Services, Inc. 1720 Royston Lane Round Rock, TX 78664	Texas	05/24/2007
Merit Mechanical, Inc. 9630 153rd Ave NE Redmond, WA 98052	Washington	02/14/1984
MJ Mechanical Services, Inc. 2040 Military Road Tonawanda, NY 14150	Delaware	12/12/1997
North American Mechanical, Inc. 4401 State Road 19 Windsor, WI 53598	Delaware	03/17/1998
Plant Services Incorporated 675 Bering, Suite 400 Houston, TX 77057	Iowa	07/02/1986
Quality Air Heating & Cooling, Inc. 3395 Kraft Avenue, SE Grand Rapids, MI 49512	Michigan	09/10/1980
Riddleberger Brothers, Inc. 6127 S. Valley Pike Mount Crawford, VA 22841	Virginia	12/22/1958
S.I. Goldman Company, Inc. 799 Bennett Drive Longwood, FL 32750	Florida	10/04/1976
S.M. Lawrence Company, Inc. 2311, 2312, 2319 Kline Avenue Nashville, Tennessee 37211	Tennessee	03/08/1973
SA Associates, Inc. 675 Bering, Suite 400 Houston, TX 77057	Utah	03/27/1984

4

ENTITY NAME	DOMESTIC JURISDICTION	FORMATION DATE
Salmon & Alder, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Utah	07/08/1996
Seasonair, Inc. 16001-A Industrial Drive Gaithersburg, MD 20877	Maryland	10/28/1966
Shoffner Acquisition Corp. 3538, 3600 and 3626 Papermill Drive Knoxville, Tennessee 37909	Tennessee	08/18/2005
ShoffnerKalthoff Mechanical Electrical Service, Inc. 3538, 3600 and 3626 Papermill Drive Knoxville, Tennessee 37909	Tennessee	11/14/2001
Shoffner Mechanical Services, Inc. 1010 Wilder Place Knoxville, Tennessee 37915	Tennessee	07/15/1974
SKMES, Inc. 3538, 3600 and 3626 Papermill Drive Knoxville, Tennessee 37909	Tennessee	10/24/1978
Temp Right Service, Inc. 101 North Catlin Missoula, MT 59801	Delaware	09/25/1997

5

SCHEDULE III

to

SECOND AMENDED AND RESTATED SECURITY AGREEMENT

Schedule of Organizational Identification, Offices, Locations of Collateral and Records Concerning Collateral

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Accu-Temp GP, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2898499
Accu-Temp LP, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2898748
ACI Mechanical, Inc. 2182 231st Lane Ames, IA 50014	Delaware	Corporation	2913899
Acorn Industrial, LLC 7311 ACC Boulevard Raleigh, NC 27617	North Carolina	Limited Liability Company	0414387
Air Systems Engineering, Inc. 3602 South Pine Street Tacoma, WA 98409	Washington	Corporation	600099211
AIRTEMP, INC. 20 Thomas Drive Westbook, Main 04092	Maine	Corporation	20130432D
ARC Comfort Systems USA, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2872674
Atlas-Accurate Holdings, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Limited Liability Company	2985409
Atlas Comfort Systems USA, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Limited Liability Company	4367814	Atlas Comfort Systems USA

1

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Batchelor’s Mechanical Contractors, LLC 675 Bering, Suite 400 Houston, TX 77057	Alabama	Limited Liability Company	D/C 081 557
BCM Controls Corporation 30 Commerce Way Woburn, MA 01801	Massachusetts	Corporation	042842193
California Comfort Systems USA, Inc. 7740 Kenamar Court San Diego, CA 92121	California	Corporation	1201196	TCP Company
ColonialWebb Contractors Company 2820 Ackley Avenue Richmond, VA 23228	Virginia	Corporation	0137512-0	Comfort Systems USA (Carolinas), LLC
Comfort Systems USA (Arkansas), Inc. 4806 Rixey Road North Little Rock, AR 72117	Delaware	Corporation	2872673
Comfort Systems USA (Baltimore), LLC 675 Bering Drive, Suite 400 Houston, TX 77057	Delaware	Limited Liability Company	2955787
Comfort Systems USA (Bristol), Inc. 294 Blevins Blvd. Bristol, VA 24202	Delaware	Corporation	2783665	Comfort Systems USA New River (Bristol)
Comfort Systems USA Energy Services, Inc. 7 Waterside Crossing Windsor, CT 06095	Delaware	Corporation	2788605
Comfort Systems USA G.P., Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2932812
Comfort Systems USA (Indiana), LLC 2655 Fortune Circle West, Suites E & F, Indianapolis, Indiana 46241	Indiana	Limited Liability Company	2015060800753
Comfort Systems USA (Intermountain), Inc. 2035 S. Milestone Drive Salt Lake City, UT 84104	Utah	Corporation	04982	Contract Services; Martin Heating & Cooling
Comfort Systems USA (Kentucky), Inc. 3405 Robards Court Louisville, KY 40218	Kentucky	Corporation	0153687	MELCO Industries, Inc.

2

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Comfort Systems USA (MidAtlantic), LLC 1057 Bill Tuck Highway South Boston, VA 24592	Virginia	Limited Liability Company	S313150-7
Comfort Systems USA (Midwest), LLC 2182 231st Lane Ames, IA 50014	Iowa	Limited Liability Company	387726
Comfort Systems USA (Ohio), Inc. 7401 First Place Oakwood Village, OH 44146	Ohio	Corporation	543269	Innovative Energy Solutions, LLC
Comfort Systems USA Puerto Rico, Inc. 675 Bering Drive, Suite 400 Houston, Texas 77057	Puerto Rico	Corporation	78,907
Comfort Systems USA (South Central), Inc. 9745 Bent Oak Drive Houston, TX 77040	Texas	Corporation	801702880	Atlas Comfort Systems USA
Comfort Systems USA (Southeast), Inc. 435 Corday Street Pensacola, FL 32503	Delaware	Corporation	2875705	Batchelor’s Mechanical Contractors; Control Concepts, Inc.
Comfort Systems USA (Southwest), Inc. 6875 W. Galveston Chandler, AZ 85226	Arizona	Corporation	113419	Tri-City Mechanical, Inc.; Air Management Services, Inc.; Commercial Mechanical Service, Inc.
Comfort Systems USA Strategic Accounts, LLC 2655 Fortune Circle West, Suite E & F Indianapolis, IN 46241	Indiana	Limited Liability Company	1998071673	Comfort Systems USA National Accounts, LLC
Comfort Systems USA (Syracuse), Inc. 6500 New Venture Gear Drive East Syracuse, NY 13057	New York	Corporation	N/A	Armani Plumbing & Mechanical; ABJ Fire Protection Company; Woodcock & Armani; Billone Mechanical Contractors
Comfort Systems USA (Texas), L.P. 675 Bering, Suite 400 Houston, TX 77057	Texas	Limited Partnership	00111578-10
Comfort Systems USA (Western Michigan), Inc. 675 Bering, Suite 400 Houston, TX 77057	Michigan	Corporation	341-042

3

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Control Concepts, LLC 3550 North Parkway, Suite 100 Cumming, GA 30040	Georgia	Limited Liability Company	12058032	Control Concepts, Inc.
Control Concepts Mechanical Services, LLC 3550 North Parkway, Suite 100 Cumming, GA 30040	Georgia	Limited Liability Company	12058034	Control Concepts Mechanical Services, Inc.
CSUSA (10), LLC 675 Bering Drive, Suite 400 Houston, Texas 77057	North Carolina	Limited Liability Company	1226798
CS53 Acquisition Corporation 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	2997337
Delcard Associates, LLC 675 Bering, Suite 400 Houston, TX 77057	Delaware	Limited Liability Company	3250401
Design Mechanical Incorporated 168 CTC Blvd., Suite #D Louisville, CO 80027	Delaware	Corporation	2814928	Rocky Mountain Mechanical Systems, Inc.; Breckenridge Mechanical, Inc.
Dyna Ten Corporation 4375 Diplomacy Road Fort Worth, TX 76155	Texas	Corporation	00523341-00
Dyna Ten Maintenance Systems, LLC 4375 Diplomacy Road Fort Worth, TX 76155	Texas	Limited Liability Company	800690724
Eastern Heating & Cooling, Inc. 880 Broadway Albany, NY 12207-1316	New York	Corporation	N/A
Eastern Refrigeration Co., Inc. 880 Broadway Albany, NY 12207-1316	New York	Corporation	N/A
Environmental Air Systems, LLC 521 Banner Avenue Greensboro, North Carolina 27401	North Carolina	Limited Liability Company	1224823	EAS Holdings, LLC
Envirotrol, LLC 114 Landmark Drive Greensboro, North Carolina 27409	North Carolina	Limited Liability Company	1227732	Envirotrol Holdings, LLC

4

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Granite State Holdings Company, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	4054936
Granite State Plumbing & Heating, LLC 10 N. Riverdale Road Weare, NH 03281	Delaware	Limited Liability Company	3420719	Delta Mechanical
H & M Mechanical, Inc. 3100 Richard Arrington Jr. Blvd. North Birmingham, AL 35203	Alabama	Corporation	912-998	The Capital Refrigeration Company; MidSouth Controls LLC; Huntsville Refrigeration Service
Helm Corporation 675 Bering, Suite 400 Houston, TX 77057	Colorado	Corporation	19871249912
Hess Mechanical, LLC 9600 Fallard Court Upper Marlboro, MD 20772-6703	Maryland	Limited Liability Company	2872661	Hess Mechanical Corporation
Hudson River Heating and Cooling, Inc. 675 Bering, Suite 400 Houston, TX 77057	Delaware	Corporation	4018441
H-VAC Supply, L.L.C. 675 Bering Drive, Suite 400 Houston, Texas 77057	Puerto Rico	Limited Liability Company	423
Mechanical Technical Services, Inc. 1720 Royston Lane Round Rock, TX 78664	Texas	Corporation	801702874	MTECH
Merit Mechanical, Inc. 9630 153rd Ave NE Redmond, WA 98052	Washington	Corporation	600517946
MJ Mechanical Services, Inc. 2040 Military Road Tonawanda, NY 14150	Delaware	Corporation	2832395	JM State Refrigeration; Vastola Heating & Air Conditioning
North American Mechanical, Inc. 4401 State Road 19 Windsor, WI 53598	Delaware	Corporation	2872663	Masterson Plumbing

5

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Plant Services Incorporated 675 Bering, Suite 400 Houston, TX 77057	Iowa	Corporation	109676
Quality Air Heating & Cooling, Inc. 3395 Kraft Avenue, SE Grand Rapids, MI 49512	Michigan	Corporation	233-444	Control Logic
Riddleberger Brothers, Inc. 6127 S. Valley Pike Mount Crawford, VA 22841	Virginia	Corporation	0081890
S.I. Goldman Company, Inc. 799 Bennett Drive Longwood, FL 32750	Florida	Corporation	515751
S.M. Lawrence Company, Inc. 2311, 2312, 2379 Kline Avenue Nashville, Tennessee 37211	Tennessee	Corporation	000018143	Comfort Systems USA (Tennessee), Inc.; Dillingham & Smith Mechanical and Sheet Metal Contractors, Inc.
SA Associates, Inc. 675 Bering, Suite 400 Houston, TX 77057	Utah	Corporation	108921	Salmon & Alder Associates
Salmon & Alder, L.L.C. 675 Bering, Suite 400 Houston, TX 77057	Utah	Limited Liability Company	LC014499
Seasonair, Inc. 16001-A Industrial Drive Gaithersburg, MD 20877	Maryland	Corporation	D0193599
Shoffner Acquisition Corp. 3538, 3600 and 3626 Papermill Drive Knoxville, Tennessee 37909	Tennessee	Corporation	000500444
ShoffnerKalthoff Mechanical Electrical Service, Inc. 3538, 3600 and 3626 Papermill Drive Knoxville, Tennessee 37909	Tennessee	Corporation	000416997	Shoffner Mechanical, Industrial & Service Company, Inc.
Shoffner Mechanical Services, Inc. 1010 Wilder Place Knoxville, Tennessee 37915	Tennessee	Corporation	000020374	Mechanical Services of Knoxville, Inc.
SKMES, Inc. 3538, 3600 and 3626 Papermill Drive Knoxville, Tennessee 37909	Tennessee	Corporation	000058694	Kalthoff Fabricators, Inc.; Kalthoff, Inc.

6

Grantor Official Name, Address of Principal Place of Business and Location of Records of Collateral	State of Organization	Entity Type	Charter/ID Number	Prior Names & Trade Names
Temp Right Service, Inc. 101 North Catlin Missoula, MT 59801	Delaware	Corporation	2800213	Carson Brothers

Names of Persons from whom a Grantor has acquired assets during the past two (2) years, other than assets acquired in the ordinary course of business:

Innovative Energy Solutions, LLC: assets acquired by Comfort Systems USA (Ohio), Inc. (June 1, 2014)

Commercial Mechanical Service, Inc.: assets acquired by Comfort Systems USA (Southwest), Inc. (October 1, 2014)

Delta Mechanical Corporation: assets acquired by Granite State Plumbing & Heating, LLC (January 1, 2015)

Rocky Mountain Mechanical Systems, Inc.: assets acquired by Design Mechanical Incorporated (January 1, 2015)

Blue Earth Energy Management Services, Inc.: assets acquired by California Comfort Systems USA, Inc. (July 31, 2015)

Huntsville Refrigeration Service, LLC: assets acquired by H & M Mechanical, Inc. (December 31, 2015)

7

SCHEDULE I

to

SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

Part A

Pledged Shares

	Pledged Entity	Class of Common Stock	Stock Certificate Number(s)	Number of Shares	Pledgor(s)/Percentage of Outstanding Shares
1.	Accu-Temp GP, Inc.	Common	CS1	100	100% of shares owned by Borrower
2.	Accu-Temp LP, Inc.	Common	CS1	100	100% of shares owned by Borrower
3.	ACI Mechanical, Inc.	Common	CS1	100	100% of shares owned by Borrower
4.	Acorn Industrial, LLC	Common	N/A	N/A	100% of member interest — Comfort Systems USA (MidAtlantic), LLC
5.	Air Systems Engineering, Inc.	Common	CS1	100	100% of shares owned by Borrower
6.	AIRTEMP, INC.	Common	CS1	100	100% of shares owned by Borrower
7.	ARC Comfort Systems USA, Inc.	Common	CS1	100	100% of shares owned by Borrower
8.	Atlas-Accurate Holdings, L.L.C.	N/A	N/A	N/A	100% member interest — CS53 Acquisition Corp.
9.	Atlas Comfort Systems USA, L.L.C.	N/A	N/A	N/A	100% member interest — Hess Mechanical, LLC
10.	Batchelor’s Mechanical Contractors, LLC	N/A	N/A	N/A	100% of member interest — H & M Mechanical, Inc.
11.	BCM Controls Corporation	Common	CS1	100	100% of shares owned by Borrower
12.	California Comfort Systems USA, Inc.	Common	CS1	100	100% of shares owned by Borrower
13.	ColonialWebb Contractors Company	Common	CS1	100	100% of shares owned by Borrower
14.	Comfort Systems USA (Arkansas), Inc.	Common	CS1	100	100% of shares owned by Borrower
15.	Comfort Systems USA (Baltimore), LLC	N/A	N/A	N/A	100% member interest — Hess Mechanical, LLC
16.	Comfort Systems USA (Bristol), Inc.	Common	CS1	100	100% of shares owned by Borrower
17.	Comfort Systems USA Energy Services, Inc.	Common	CS1	100	100% of shares owned by Borrower
18.	Comfort Systems USA G.P., Inc.	Common	CS1	100	100% of shares owned by Borrower
19.	Comfort Systems USA (Indiana), LLC	Common	N/A	N/A	100% of membership interest — Comfort Systems USA Strategic Accounts, LLC
20.	Comfort Systems USA (Intermountain), Inc.	Common	CS1	100	100% of shares owned by Borrower
21.	Comfort Systems USA (Kentucky), Inc.	Common	CS1	100	100% of shares owned by Borrower

1

	Pledged Entity	Class of Common Stock	Stock Certificate Number(s)	Number of Shares	Pledgor(s)/Percentage of Outstanding Shares
22.	Comfort Systems USA (MidAtlantic), LLC	N/A	N/A	N/A	100% member interest — Riddleberger Brothers, Inc.
23.	Comfort Systems USA (Midwest), LLC	N/A	N/A	N/A	100% member interest — Plant Services Incorporated
24.	Comfort Systems USA (Ohio), Inc.	Common	CS1	100	100% of shares owned by Borrower
25.	Comfort Systems USA Puerto Rico, Inc.	Common	CS1	65	65% of shares owned by Borrower
26.	Comfort Systems USA (South Central), Inc.	Common	CS1	100	100% of shares owned by Borrower
27.	Comfort Systems USA (Southeast), Inc.	Common	CS1	100	100% of shares owned by Borrower
28.	Comfort Systems USA (Southwest), Inc.	Common	CS1	100	100% of shares owned by Borrower
29.	Comfort Systems USA Strategic Accounts, LLC	Common	N/A	N/A	1% membership interest of Accu-Temp GP, Inc. 99% membership interest of Accu-Temp LP, Inc.
30.	Comfort Systems USA (Syracuse), Inc.	Common	CS1	100	100% of shares owned by Borrower
31.	Comfort Systems USA (Texas), L.P.	N/A	N/A	N/A	1% general partner interest — Comfort Systems USA GP, Inc. 99% limited partner interest — Tri-City Mechanical, Inc.
32.	Comfort Systems USA (Western Michigan), Inc.	Common	CS1	100	100% of shares owned by Borrower
33.	Control Concepts, LLC	Common	N/A	N/A	100% of member interest — Comfort Systems USA (Southeast), Inc.
34.	Control Concepts Mechanical Services, LLC	Common	N/A	N/A	100% of member interest — Comfort Systems USA (Southeast), Inc.
35.	CSUSA (10), LLC	Common	N/A	N/A	100% of membership interest — Comfort Systems USA, Inc.
36.	CS53 Acquisition Corporation	Common	CS1	100	100% of shares owned by Borrower
37.	Delcard Associates, LLC	N/A	N/A	N/A	100% of member interest — Seasonair, Inc.
38.	Design Mechanical Incorporated	Common	CS1	100	100% of shares owned by Borrower
39.	Dyna Ten Corporation	Common	CS1	100	100% of shares owned by Borrower
40.	Dyna Ten Maintenance Services, LLC	N/A	N/A	N/A	100% member interest — Dyna Ten Corporation
41.	Eastern Heating & Cooling, Inc.	Common	CS1	100	100% of shares owned by Borrower
42.	Eastern Refrigeration Co., Inc.	Common	CS1	100	100% of shares owned by Borrower
43.	Environmental Air Systems, LLC	Common	N/A	N/A	100% of membership interest — CSUSA (10), LLC

2

	Pledged Entity	Class of Common Stock	Stock Certificate Number(s)	Number of Shares	Pledgor(s)/Percentage of Outstanding Shares
44.	Envirotrol, LLC	Common	N/A	N/A	100% of membership interest — Environmental Air Systems, LLC
45.	Granite State Holdings Company, Inc.	Common	CS1	100	100% of shares owned by Borrower
46.	Granite State Plumbing & Heating, LLC	N/A	N/A	N/A	100% membership interest — Granite State Holdings Company, Inc.
47.	H & M Mechanical, Inc.	Common	CS1	100	100% of shares owned by Borrower
48.	Helm Corporation	Common	CS1	100	100% of shares owned by Borrower
49.	Hess Mechanical, LLC	Common	CS1	100	100% of shares owned by Borrower
50.	Hudson River Heating and Cooling, Inc.	Common	CS1	100	100% of shares owned by Borrower
51.	H-VAC Supply, L.L.C.	N/A	N/A	N/A	65% member interest — Comfort Systems USA Puerto Rico, Inc.
52.	Mechanical Technical Services, Inc.	Common	CS1	100	100% of shares owned by Borrower
53.	Merit Mechanical, Inc.	Common	CS1	100	100% of shares owned by Borrower
54.	MJ Mechanical Services, Inc.	Common	CS1	100	100% of shares owned by Borrower
55.	North American Mechanical, Inc.	Common	CS1	100	100% of shares owned by Borrower
56.	Plant Services Incorporated	Common	CS1	100	100% of shares owned by Borrower
57.	Quality Air Heating & Cooling, Inc.	Common	CS1	100	100% of shares owned by Borrower
58.	Riddleberger Brothers, Inc.	Common	CS1	100	100% of shares owned by Borrower
59.	S.I. Goldman Company, Inc.	Common	CS1	750	100% of shares owned by Borrower
60.	S.M. Lawrence Company, Inc.	Common	CS1	100	100% of shares owned by Borrower
61.	SA Associates, Inc.	Common	CS1	100	100% of shares owned by Borrower
62.	Salmon & Alder, L.L.C.	N/A	N/A	N/A	100% membership interest — SA Associates, Inc.
63.	Seasonair, Inc.	Common	CS1	1,544,000	100% of shares owned by Borrower
64.	Shoffner Acquisition Corp.	Common	1 3 4 5 6 7	600 300 484 110 81.20 18.80	100% of shares owned by Borrower
65.	ShoffnerKalthoff Mechanical Electrical Service, Inc. (formerly known as Shoffner Mechanical, Industrial & Service Company, Inc.)	Common	5 6 7	600 300 100	100% of shares owned by Shoffner Acquisition Corp.

3

	Pledged Entity	Class of Common Stock	Stock Certificate Number(s)	Number of Shares	Pledgor(s)/Percentage of Outstanding Shares
66.	Shoffner Mechanical Services, Inc. (formerly known as Mechanical Services of Knoxville, Inc.)	Common	8	10	100% of shares owned by Shoffner Acquisition Corp.
67.	SKMES, Inc. (formerly Kalthoff, Inc. and Kalthoff Fabricators, Inc.)	Common	6 11	10 112	100% of shares owned by Shoffner Acquisition Corp.
68.	Temp Right Service, Inc.	Common	CS1	100	100% of shares owned by Borrower

4